VANGUARD
BALANCED INDEX
FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                       [PHOTO]
John C.  Bogle                John J. Brennan
Chairman                      President





CONTENTS
A MESSAGE TO OUR SHAREHOLDERS........   1

THE MARKETS IN PERSPECTIVE...........   4

PORTFOLIO PROFILE....................   6

PERFORMANCE SUMMARY..................  10

FINANCIAL STATEMENTS.................  11

REPORT OF INDEPENDENT ACCOUNTANTS....  44

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Balanced Index Fund provided an exceptional total return of 22.2% during 1997, as returns from both the stock and bond markets exceeded historical averages.

     Our Fund's total return (capital change plus reinvested dividends) for the twelve months ended December 31 surpassed that of the average balanced fund by a comfortable 3.2 percentage points. We also did a solid job of tracking our target index, a benchmark composed of two unmanaged market indexes in a 60%/40% ratio of stocks to bonds. The indexes represented in the composite are the Wilshire 5000 Equity Index, which reflects the entire U.S. stock market, and the Lehman Brothers Aggregate Bond Index, a good measure of the U.S. taxable bond market. The adjacent table summarizes our results.

----------------------------------------------------------
                                           TOTAL RETURNS
                                             YEAR ENDED
                                         DECEMBER 31, 1997
----------------------------------------------------------
Vanguard Balanced Index Fund                   +22.2%
----------------------------------------------------------
Average Balanced Fund                          +19.0%
----------------------------------------------------------
Balanced Composite Index*                      +22.5%
----------------------------------------------------------
Wilshire 5000 Index                            +31.3%
Lehman Aggregate Bond Index                    + 9.7
----------------------------------------------------------

*Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40%
 Lehman Aggregate Bond Index.

     Our return is based on an increase in net asset value from $13.92 per share on December 31, 1996, to $16.29 per share on December 31, 1997, with the latter figure adjusted for dividends of $0.53 per share paid from net investment income and distributions totaling $0.145 per share paid from net realized capital gains. Based on the Fund's net asset value at year-end, its annualized yield was 3.4%.


THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, employment, and corporate earnings all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened the stock market's mood. After a sharp decline in October--the Wilshire 5000 Index tumbled -6.6% on October 27 alone--stocks resumed their climb, and the Index produced a +31.3% return for the year.

     Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, but drifted lower throughout the year as inflation news got better, not worse. The 30-year Treasury's yield ended the year at 5.92%, 72 basis points below its level of 6.64% at the end of 1996. Lower rates boosted prices of long-term bonds, and the Lehman Aggregate Bond Index earned +9.7% for the year.

     Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when 1997 began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim
0.57 percentage point on December 31. Such a "flattening" of the yield curve has more often than not been a precursor of a slowdown in the economy.

1997 PERFORMANCE OVERVIEW

The equity portion of Balanced Index Fund during 1997 provided a +31.3% total return, riding the U.S. stock market's rising tide in precise conformity with the Wilshire 5000 Index. The fixed-income portion of the Fund achieved a total return of +9.5%, a shade less than the +9.7% gain of its benchmark, the Lehman Aggregate Bond Index.

     The Wilshire 5000 Index comprises more than 7,000 stocks, which represent virtually the entire U.S. stock market. The Lehman Aggregate Bond Index represents most of the U.S. investment-grade taxable bond market (more than 6,300 individual bond issues). We attempt to replicate the performance of each index by purchasing representative samples of their underlying securities. The Fund holds approximately 500 of the largest-capitalization stocks in the Wilshire 5000, along with issues of some 2,000 smaller companies selected on the basis of industry weightings, market capitalizations, and such fundamental characteristics as price/earnings ratios. Our fixed-income holdings are selected to reflect the Lehman Index weightings of such major asset categories as U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. Because we use sampling techniques, neither the stock nor bond holdings of Balanced Index Fund are expected to match their benchmark returns precisely--though the stock portion did so during 1997.

     Once again, for the fourth consecutive year, we outpaced the return of the average balanced fund. The margin in our favor was a solid 3.2 percentage points. Our slightly lower risk profile failed to hold us back in the rousing bull market, and our sector diversification reflected a pattern quite typical of our average peer. Thus, it would appear that our actively managed competitors selected individual stocks that failed to match the return on our passively managed index-based selections.

LIFETIME PERFORMANCE OVERVIEW

During its lifetime of just over five years, Balanced Index Fund has performed extremely well, both in terms of its absolute return--averaging +14.6% per year--and in relation to competing mutual funds and our benchmark Composite Index.

     The following table presents the returns earned by the Fund and our key comparative standards since its inception on November 9, 1992, and shows how an initial investment of $10,000 in each would have grown over the period, assuming reinvestment of income dividends and capital gains distributions. We stayed ahead of the average balanced fund by 1.3 percentage points a year, an edge that amounted over the five years to $1,147, or 11.5% of the initial $10,000 investment.

------------------------------------------------------------------------
                                               TOTAL RETURNS
                                      NOV. 9, 1992, TO DEC. 31, 1997
                                  --------------------------------------
                                      AVERAGE         FINAL VALUE OF
                                      ANNUAL             A $10,000
                                       RATE         INITIAL INVESTMENT
------------------------------------------------------------------------
Vanguard Balanced
 Index Fund                           +14.6%              $20,121
------------------------------------------------------------------------
Average Balanced Fund                 +13.3%              $18,974
------------------------------------------------------------------------
Balanced Composite Index              +14.9%              $20,468
------------------------------------------------------------------------

     Our margin of superiority over competitors is largely due to the extremely low cost of Balanced Index Fund. Our annual operating expenses in 1997 amounted to 0.20% of average net assets, less than one-sixth the 1.32% expense ratio charged by the average balanced fund. The buy-and-hold nature of the indexing approach also means that we incur lower transaction costs than actively managed funds (to say nothing of exposing our shareholders to lower taxes). We expect these cost advantages to endure, giving us a substantial head start each year in our attempt to provide superior returns. It is certainly no coincidence that our 1.1-percentage-point expense ratio advantage accounts for some 80% of our 1.3-percentage-point average annual performance advantage. As investors are gradually learning, cost matters.

     Of course, even our small expense ratio puts us at a disadvantage versus our Balanced Composite Index, which exists only on paper and therefore is subject to none of the operating or transaction costs that actual mutual funds incur. The burden of real-world expenses explains why our return came up a bit short--0.3 percentage point annually--of the Index return.

     As pleased as we are with the Fund's performance, we caution that its returns so far have been much higher than can be expected over the long haul. The U.S. financial markets have produced remarkable returns since the Fund's inception on November 9, 1992: The Wilshire 5000 Index has earned an average of +19.6% annually, while the Lehman Aggregate Bond Index has returned a solid +8.0% per year. These returns are well above long-term historical norms of +11.0% for stocks and +5.2% for bonds.

     In this unbelievably favorable environment, the heavier the exposure most funds have to stocks, the more they have earned. This is what one expects over the long term, because higher returns have historically been the trade-off for the greater risks associated with stocks. However, we note that those investors relatively new to mutual funds have yet to experience a serious or prolonged slump in stock prices. Although we are not predicting such a downturn, we emphasize that stock prices can decline suddenly and steeply, just as they can make impressive gains.

IN SUMMARY

While investors have every reason to be grateful for the recent bounty of the financial markets, they also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing. Make no mistake--the markets will from time to time demonstrate these risks.

     The greatest risk, however, is failure to invest in the first place. We believe that market risks can be partially offset by holding a balanced portfolio that includes not only stock funds, but also bond funds and money market funds. Indeed, such an approach is the foundation of Balanced Index Fund. Investors who maintain balanced portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.




/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Chairman of the Board                    President

January 23, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997


U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

     As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

-------------------------------------------------------------------------
                                            AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED DECEMBER 31, 1997
                                      -----------------------------------
                                          1 YEAR     3 YEARS    5 YEARS
-------------------------------------------------------------------------
EQUITY
  S&P 500 Index                            33.4%      31.2%       20.3%
  Russell 2000 Index                       22.4       22.3        16.4
  MSCI EAFE Index                           2.1        6.6        11.7
-------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index               9.7%      10.4%        7.5%
  Lehman 10-Year Municipal Bond Index       9.2       10.2         7.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index               5.3        5.4         4.7
-------------------------------------------------------------------------
OTHER
  Consumer Price Index                      1.7%       2.5%        2.6%
-------------------------------------------------------------------------

     The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

     The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

     The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PORTFOLIO PROFILE
Balanced Index Fund

This Profile provides a snapshot of the Fund's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 8 and 9.


TOTAL FUND CHARACTERISTICS
---------------------------------------------
Yield                                    3.4%
Turnover Rate                             18%
Expense Ratio                           0.20%
Cash Reserves                            0.4%


PORTFOLIO ASSET ALLOCATION
---------------------------------------------
STOCKS                                    60%
BONDS                                     40%


TOTAL FUND VOLATILITY MEASURES
------------------------------------------------------
                              BALANCED
                            INDEX FUND        S&P 500
------------------------------------------------------
R-Squared                         0.95           1.00
Beta                              0.63           1.00
------------------------------------------------------



TEN LARGEST STOCKS (% OF EQUITIES)
---------------------------------------------------------
General Electric Co.                                2.4%
The Coca-Cola Co.                                   1.6
Microsoft Corp.                                     1.5
Exxon Corp.                                         1.5
Merck & Co., Inc.                                   1.3
Intel Corp.                                         1.1
Philip Morris Cos., Inc.                            1.1
Procter & Gamble Co.                                1.1
International Business Machines Corp.               1.0
AT&T Corp.                                          1.0
---------------------------------------------------------
Top Ten                                            13.6%
---------------------------------------------------------
Top Ten as % of Total Net Assets                    7.8%




SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                         DECEMBER 31, 1996       DECEMBER 31, 1997
                                       ------------------------------------------------
                                             BALANCED        BALANCED         WILSHIRE
                                            INDEX FUND      INDEX FUND          5000
                                       ------------------------------------------------
Auto & Transportation................           3.8%            3.5%            3.5%
Consumer Discretionary...............          11.8            12.0            12.1
Consumer Staples.....................           9.2             9.2             9.1
Financial Services...................          17.9            20.2            20.2
Health Care..........................          10.3            10.6            10.6
Integrated Oils......................           4.9             4.4             4.3
Other Energy.........................           2.4             2.5             2.5
Materials & Processing...............           7.3             6.1             6.1
Producer Durables....................           5.0             4.5             4.5
Technology...........................          12.7            11.7            11.9
Utilities............................           9.9            10.1            10.2
Other................................           4.8             5.2             5.0
---------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
---------------------------------------------------------------
                                     BALANCED         WILSHIRE
                                   INDEX FUND             5000
---------------------------------------------------------------
Number of Stocks                        2,670            7,459
Median Market Cap                      $15.9B           $15.5B
Price/Earnings Ratio                    22.2x            22.1x
Price/Book Ratio                         3.8x             3.8x
Dividend Yield                           1.5%             1.5%
Return on Equity                        19.2%            19.1%
Earnings Growth Rate                    17.7%            17.6%
Foreign Holdings                         0.7%             0.7%


EQUITY INVESTMENT FOCUS
-----------------------------------------------------------------

[GRAPH]


FIXED-INCOME CHARACTERISTICS
--------------------------------------------
Number of Issues                        301
Yield to Maturity                      6.3%
Average Coupon                         7.4%
Average Maturity                  9.0 years
Average Quality                         Aa1
Average Duration                  4.4 years


FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------

[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
------------------------------------------------
Asset-Backed                                3.3%
Finance                                    13.4
Foreign                                     3.4
Industrial                                 11.2
Mortgage                                   32.3
U.S. Government and Agency                  1.3
U.S. Treasury                              32.9
Utilities                                   2.2
------------------------------------------------
Total                                     100.0%



DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------------
Aaa                                        70.3%
Aa                                          4.8
A                                          14.1
Baa                                        10.8
Ba                                          0.0
B                                           0.0
Not Rated                                   0.0
-------------------------------------------------
Total                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF ISSUES. An indicator of diversification. The more bonds a portfolio holds, the more diversified it is and the less susceptible it is to problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY
Balanced Index Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 9, 1992-DECEMBER 31, 1997

-------------------------------------------------
           BALANCED INDEX FUND        COMPOSITE
                                       INDEX*
FISCAL     CAPITAL  INCOME   TOTAL     TOTAL
YEAR       RETURN   RETURN   RETURN    RETURN
-------------------------------------------------
1992         2.9%    0.8%      3.7%      3.8%
1993         6.1     3.9      10.0      10.7
1994        -5.2     3.6      -1.6      -1.2
1995        24.0     4.6      28.6      29.0
1996        10.0     3.9      13.9      14.0
1997        18.2     4.0      22.2      22.5
-------------------------------------------------

*60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 9, 1992-DECEMBER 31, 1997
----------------------------------------------------------
Nov 9, 92       10000   10000   10000   10000   10000
1992   12       10369   10373   10385   10393   10372
1993   03       10771   10784   10817   10827   10800
1993   06       10922   10949   10989   10918   11086
1993   09       11289   11325   11369   11355   11376
1993   12       11399   11482   11494   11560   11383
1994   03       10997   11108   11105   11128   11056
1994   06       10889   10973   11008   11039   10942
1994   09       11259   11294   11394   11640   11009
1994   12       11215   11193   11360   11549   11051
1995   03       12027   11867   12202   12590   11608
1995   06       12987   12728   13184   13768   12315
1995   09       13777   13438   14007   15026   12556
1995   12       14419   14012   14656   15756   13091
1996   03       14790   14368   15044   16650   12859
1996   06       15187   14703   15481   17389   12932
1996   09       15574   15113   15864   17873   13172
1996   12       16423   15940   16713   19106   13567
1997   03       16446   15911   16740   19215   13491
1997   06       18331   17557   18664   22460   13986
1997   09       19628   18744   20015   24667   14450
1997   12       20074   18974   20468   25096   14879
----------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED DECEMBER 31, 1997
                            -------------------------------
                                                   SINCE        FINAL VALUE OF A
                               1 YEAR   5 YEARS  INCEPTION    $10,000 INVESTMENT
--------------------------------------------------------------------------------
Balanced Index Fund*            22.21%   14.12%     14.51%         $20,074
Average Balanced Fund           19.00    12.84      13.26           18,974
Balanced Composite Index**      22.46    14.53      14.95           20,468
Wilshire 5000 Index             31.35    19.28      19.60           25,096
Lehman Aggregate Bond Index      9.65     7.48       8.03           14,879
--------------------------------------------------------------------------------


 *Performance figures are adjusted for the $10 annual account maintenance fee.

**60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                               INCEPTION                         --------------------------
                                 DATE       1 YEAR     5 YEARS   CAPITAL   INCOME   TOTAL
-------------------------------------------------------------------------------------------
Balanced Index Fund*           11/9/1992    22.21%     14.12%     10.45%    4.06%   14.51%
-------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The Fund's Wilshire 5000 Index common stocks are listed alphabetically; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
COMMON STOCKS (57.4%)(1)
----------------------------------------------------------------------
   AAR Corp.                                   5,200        $      201
-  ABC Rail Products Corp.                     1,800                36
-  ABR Information Services, Inc.              1,600                39
-  ACC Corp.                                   1,800                91
-  ADC Telecommunications, Inc.                9,300               389
-  AER Energy Resources, Inc.                 20,300                23
-  AES Corp.                                  12,314               574
   AFLAC, Inc.                                 9,887               505
   AGCO Corp.                                  3,400                99
   AGL Resources Inc.                          3,800                78
   AK Steel Corp.                              3,200                57
-  AMBI, Inc.                                  4,400                 8
-  AML Communications, Inc.                    4,050                17
-  AMR Corp.                                   6,500               835
-  APAC Teleservices, Inc.                     2,500                34
   ARCO Chemical Co.                           6,200               289
-  APS Holding Corp.                           5,100                12
   AT&T Corp.                                117,000             7,166
-  ASI Solutions, Inc.                           800                 7
-  ATL Ultrasound, Inc.                        2,400               111
   AVX Corp.                                   5,800               107
-  Aavid Thermal Technologies                  2,500                59
   Aames Financial Corp.                       1,800                23
   Abbott Laboratories                        55,200             3,619
-  Access Health Marketing, Inc.               3,100                91
-  Acclaim Entertainment Inc.                  7,400                27
-  AccuStaff, Inc.                            11,254               259
-  Ace Cash Express, Inc.                      4,050                47
   The Ackerley Group, Inc.                    4,600                78
-  Acme Metals, Inc.                           4,000                39
-  ACNielson Corp.                             3,366                82
-  Action Performance Cos., Inc.               3,332               127
-  Active Voice Corp.                          2,500                31
-  Acuson Corp.                                4,200                69
-  Acxiom Corp.                                3,200                61
-  ADAC Laboratories                           4,000                78
-  Adaptec, Inc.                               7,800               290
   Adobe Systems, Inc.                         5,000               206
-  Adtran, Inc.                                2,100                58
-  Advance Paradigm, Inc.                      2,000                64
-  Advanced Communication
     Systems, Inc.                             3,700                34
-  Advanced Fibre Communications               4,200               123
-  Advanced Micro Devices, Inc.               11,200               201
-  Advanced Polymer Systems                    8,200                54
-  Advanced Tissue Sciences Inc.               5,800                71
-  ADVO, Inc.                                  4,300                84
   Aeroquip-Vickers Inc.                       1,700                83
   Advanta Corp. Class A                       2,650                69
-  Aerovox, Inc.                                 900                 4
   Aetna Inc.                                 10,621               749
   Aetna Inc. 6.25% Cvt. Pfd. Series C           674                48
   Affiliated Community Bancorp                2,125                81
-  Affiliated Computer Services, Inc.          4,310               113
-  Affymetrix, Inc.                            2,800                87
-  Agouron Pharmaceuticals, Inc.               1,800                53
   H.F. Ahmanson & Co.                         6,300               422
-  Air and Water Technologies Corp.
     Class A                                   1,500                 2
   Air Express International Corp.             4,050               123
   Air Products & Chemicals, Inc.              7,800               641
   Airborne Freight Corp.                      2,700               168
-  Airgas, Inc.                                3,400                48
-  AirTran Holdings, Inc.                      3,000                12
-  AirTouch Communications, Inc.              35,800             1,488

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
   AirTouch Communications, Inc.
     4.25% Pfd. Series C                         581             $  36
   AirTouch Communications, Inc.
     6.00% Cvt. Pfd.                             905                32
   Alamo Group, Inc.                           1,000                22
-  Alanco Environmental
     Resources Corp.                          13,900                 9
   Albemarle Corp.                             3,150                75
   Alberto-Culver Co. Class A                  2,800                76
   Alberto-Culver Co. Class B                  3,400               109
   Albertson's, Inc.                          17,500               829
   Alexander & Baldwin, Inc.                   2,800                77
-  Alexander's, Inc.                             277                25
   Alfa Corp.                                  5,200                90
   Aliant Communications, Inc.                 2,000                63
-  All American Semiconductor, Inc.            1,000                 1
-  Alleghany Corp.                               534               152
   Allegheny Energy, Inc.                      8,600               279
   Allegheny Teledyne Inc.                    11,575               300
   Allegiance Corp.                            3,200               113
-  Allen Telecom Inc.                          4,600                85
   Allergan, Inc.                              3,800               127
   Alliance Bancorp Inc.                       1,500                40
-  Alliance Pharmaceutical Corp.               4,798                34
-  Alliance Semiconductor Corp.                2,500                12
-  Alliant Techsystems, Inc.                   1,400                78
   Allied Capital Corp.                       10,880               243
-  Allied Digital Technologies Corp.           1,500                 4
-  Allied Holdings, Inc.                       5,400               101
   AlliedSignal Inc.                          40,800             1,589
-  Allied Waste Industries, Inc.               5,000               117
   Allmerica Financial Corp.                   4,589               229
   Allstate Corp.                             31,326             2,847
   ALLTEL Corp.                               13,100               538
-  Altera Corp.                                6,400               212
-  Altris Software, Inc.                       5,300                16
-  Alumax, Inc.                                3,350               114
   Aluminum Co. of America                    12,300               866
-  Alyn Corp.                                  1,600                17
-  ALZA Corp.                                  5,200               165
-  Amax Gold, Inc.                            10,006                23
-  Amazon.com, Inc.                            1,700               102
   AMBAC Financial Group Inc.                  4,600               212
   Amcast Industrial Corp.                     1,904                44
   Amerada Hess Corp.                          6,600               362
-  Amerco, Inc.                                1,100                28
-  America Online, Inc.                        6,900               615
-  America West Holdings Corp.
     Class B                                   6,800               127
   American Annuity Group Inc.                 3,200                70
   American Bancorp (West Virginia)            2,000                58
   American Bankers
     Insurance Group                          11,100               510
-  American Business
     Information, Inc. Class A                 3,784                38
-  American Business
     Information, Inc. Class B                 3,784                39
-  American Coin Merchandising, Inc.           2,600                46
   American Electric Power Co., Inc.          13,500               697
   American Express Co.                       33,284             2,970
   American General Hospitality
     Corp. REIT                                2,900                77
   American Financial Group, Inc.              3,800               153
-  American Freightways                        5,796                58
   American General Corp.                     18,024               974
   American Greetings Corp. Class A            4,600               180
   American Health Properties, Inc.            4,000               110
   American Health Properties
     Psychiatric Group                           300                 4
   American Heritage Life
     Investment Corp.                          2,400                86
   American Home Products Corp.               46,600             3,565
   American International
     Group, Inc.                              49,800             5,416
-  American Management
     Systems, Inc.                             2,200                43
-  American Media Class A                      9,700                75
   American National Insurance Co.             1,400               132
-  American Oncology
     Resources, Inc.                           2,600                42
-  American Power Conversion Corp.             6,900               163
-  American Radio Systems Corp.
     Class A                                   1,800                96
-  American Standard Cos., Inc.                4,800               184
   American Stores Co.                        18,600               382
-  American Wagering, Inc.                     2,300                17
   American Water Works Co., Inc.              5,900               161
-  AmeriCredit Corp.                           3,400                94
   Ameron International Corp.                  1,400                88
-  AmeriSource Health Corp.                    1,100                65
   AmerUs Life Holdings, Inc.                  2,084                77
-  Ames Department Stores, Inc.                7,000               121
   Ameritech Corp.                            39,000             3,139
   AmeriGas Partners, LP                         200                 5
   Ametek Aerospace Products Inc.              1,800                49
-  Amgen, Inc.                                18,200               985
   AMP, Inc.                                  15,492               651
   Amoco Corp.                                34,600             2,945
-  Amresco, Inc.                               2,500                75
-  Ampal-American Israel Corp.                12,000                62
   Ampco-Pittsburgh Corp.                      2,200                43
-  Ampex Corp. Class A                         5,300                13
   AmSouth Bancorp                             5,700               309
-  Amtech Corp.                                3,800                15
   Anadarko Petroleum Corp.                    3,800               231
-  Analog Devices, Inc.                       10,466               290
   Analogic Corp.                              2,600                98
   Anchor Bancorp Wisconsin Inc.               2,000                73
-  Anchor Gaming                               2,000               111
-  Andrea Radio Corp.                          2,600                47
-  Andrew Corp.                                5,588               134
   Angelica Corp.                              3,200                72
   Anheuser-Busch Cos., Inc.                  34,500             1,518
-  Anixter International Inc.                  3,500                58
-  AnnTaylor Stores Corp.                      3,400                45
   Aon Corp.                                  11,750               689
   Apache Corp.                                7,700               270
   Apogee Enterprises, Inc.                    3,000                36
-  Apogee, Inc.                                1,600                 4
-  Apollo Group, Inc. Class A                  3,500               166
-  Apple Computer, Inc.                        7,700               101
   Apple South, Inc.                           4,500                59
   Applebee's International, Inc.              1,900                34
-  Applied Innovation Inc.                    11,000                59

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
----------------------------------------------------------------------
-  Apria Healthcare                            4,200            $   56
-  Applied Graphics
     Technologies, Inc.                        1,300                69
-  Applied Magnetics Corp.                     1,600                18
-  Applied Materials, Inc.                    25,700               773
-  Applied Microsystems Corp.                  1,900                10
   Applied Power, Inc.                         2,600               179
-  Applix, Inc.                                1,400                 8
   Aptargroup Inc.                             1,300                72
   Aquarion Co.                                1,800                62
-  Aquila Biopharmaceuticals, Inc.               701                 3
   Arbor Drugs, Inc.                           7,875               146
-  Arbor Software Corp.                        2,100                85
-  Arcadia Financial Ltd.                      9,200                68
   Arch Coal, Inc.                             1,900                52
   Archer-Daniels-Midland Co.                 39,331               853
   Arden Realty Group, Inc. REIT               2,500                77
   AREA Bancshares Corp.                       1,357                32
   Argonaut Group, Inc.                        2,800                96
-  Argosy Gaming Co.                           9,600                33
-  Armco, Inc.                                17,500                86
   Armstrong World Industries Inc.             2,600               194
   Arnold Industries, Inc.                     3,600                61
-  Arrhythmia Research
     Technology, Inc.                          7,000                11
-  Arrow Electronics, Inc.                     7,874               255
   Arrow Financial Corp.                       1,732                58
   Arrow International, Inc.                   1,500                56
-  Arterial Vascular Engineering, Inc.         1,800               117
-  Artra Group Inc.                           16,500                64
-  Artisoft, Inc.                              4,200                 8
   Arvin Industries, Inc.                      2,800                93
   ASA Holdings Inc.                           3,400                97
   ASARCO, Inc.                                2,100                47
-  Ascend Communications, Inc.                13,680               336
-  Ascent Entertainment Group, Inc.            1,075                11
-  Ascent Pediatrics, Inc.                     2,200                13
   Ashland, Inc.                               5,300               284
-  Aspect Telecommunications Corp.             2,600                55
-  Aspen Technologies, Inc.                    2,600                88
   Associated Banc-Corp.                       4,667               257
-  Associated Group, Inc.                      2,408                73
-  At Home Corp.                               5,800               145
   Associates First Capital Corp.              6,400               455
   Astoria Financial Corp.                     1,300                73
-  Asyst Technologies, Inc.                    2,556                56
   Atlanta Sosnoff Capital                     4,200                50
   Atlantic Energy, Inc.                       4,600                97
-  Atlantic Gulf Communities Corp.             1,500                 7
   Atlantic Richfield Co.                     22,800             1,827
-  Atlantic Tele-Network, Inc.                   880                10
-  Atlas Air, Inc.                             2,600                62
-  Atmel Corp.                                 6,100               113
   Atmos Energy Corp.                          2,100                64
-  Atrix Laboratories, Inc.                    1,800                26
-  Atwood Oceanics, Inc.                       2,266               107
-  Auspex Systems, Inc.                        1,600                16
   Autodesk, Inc.                              3,820               141
-  AutoBond Acceptance Corp.                   2,000                 6
   Automatic Data Processing, Inc.            21,000             1,289
-  AutoZone Inc.                              10,900               316
   Avalon Properties, Inc. REIT                1,900                59
-  Avant! Corp.                                2,700                45
-  Avatar Holding, Inc.                        2,000                57
-  Avatex Corp.                                3,900                 7
   Avery Dennison Corp.                        6,700               300
-  Aviall Inc.                                 7,775               116
   Avnet, Inc.                                 2,800               185
   Avon Products, Inc.                         9,400               577
-  Axiohm Transaction
     Solutions, Inc.                             126                 2
-  Aztar Corp.                                11,100                69
-  BA Merchant Services, Inc.
     Class A                                   4,100                73
   BB&T Corp.                                  9,562               613
   BHC Communications, Inc.
     Class A                                   1,500               195
-  BISYS Group, Inc.                           1,600                53
-  BJ Services Co.                             2,313               166
-  BJ Services Co.
     Warrants Exp. 4/13/2000                     787                36
-  BJ's Wholesale Club, Inc.                   3,900               122
   BMC Industries, Inc.                        2,237                36
-  BMC Software, Inc.                          7,200               472
-  BOK Financial Corp.                           100                 4
-  BRC Holdings Inc.                           1,000                39
   BRE Properties Inc. Class A REIT            1,956                55
   BSB Bancorp, Inc.                           6,230               219
-  Badger Paper Mills, Inc.                    3,200                25
   Baker Hughes, Inc.                         13,165               574
   J. Baker, Inc.                                600                 3
   Baldor Electric Co.                         2,000                43
   Ball Corp.                                  1,800                64
   Ballard Medical Products                    3,500                85
   Baltimore Gas & Electric Co.               10,400               354
   Banc One Corp.                             45,818             2,488
-  Banctec, Inc.                               2,300                62
   Bandag, Inc.                                1,400                75
-  Bangor Hydro-Electric Co.                   4,600                28
   Bank of the Ozarks, Inc.                    2,200                55
   The Bank of New York Co., Inc.             27,000             1,561
   Bank United Corp. Class A                   1,800                89
   BankAtlantic Bancorp, Inc.
     Class A                                   5,794                95
   BankAtlantic Bancorp, Inc.
     Class B                                   5,792                97
   BankAmerica Corp.                          49,616             3,622
   BankBoston Corp.                           10,420               979
   Bankers Trust New York Corp.                7,071               795
   Bank North Group                            1,100                71
-  Banner Aerospace                            9,000               100
-  BankUnited Financial Corp.                  5,300                82
   Banta Corp.                                 1,800                49
-  Banyan Systems, Inc.                        4,100                12
   C.R. Bard, Inc.                             3,100                97
-  Barnes & Noble, Inc.                        4,048               135
   Barnett Banks, Inc.                        14,152             1,017
-  Barr Labs Inc.                              7,350               251
-  Barra, Inc.                                 2,700                65
-  Barrett Resources Corp.                     1,800                54
-  Base Ten Systems Class A                    8,000                82
-  Basin Exploration Inc.                      3,700                66

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
   Bassett Furniture Industries, Inc.          1,800            $   55
   Battle Mountain Gold Co. Class A           12,200                72
   Bausch & Lomb, Inc.                         3,300               131
   Baxter International, Inc.                 20,099             1,014
   Bay Apartment Communities, Inc.
     REIT                                      2,100                82
-  Bay Networks, Inc.                         15,245               390
-  BE Avionics Inc.                            3,200                86
-  BEA Systems, Inc.                           2,300                40
   Bear Stearns Co., Inc.                      8,370               398
   BeautiControl Cosmetics                       400                 3
   Beckman Instruments, Inc.                   1,732                69
   Becton, Dickinson & Co.                     8,700               435
-  Bed Bath & Beyond, Inc.                     4,148               159
-  Bel Fuse, Inc.                              6,900               135
-  Belco Oil & Gas Corp.                       1,900                36
   Belden, Inc.                                1,000                35
   Bell Atlantic Corp.                        55,704             5,069
-  Bell Sports Corp.                             700                 6
-  Bell Industries, Inc.                       2,900                40
   BellSouth Corp.                            71,100             4,004
-  Belmont Homes, Inc.                         4,800                37
   A. H. Belo Corp. Class A                    4,524               254
   Bemis Co., Inc.                             3,100               137
-  Ben & Jerry's Homemade, Inc.
     Class A                                   3,500                54
-  Benchmark Microelectronics, Inc.            3,200                43
   Beneficial Corp.                            3,500               291
-  Bentley Pharmaceuticals, Inc.               2,200                 5
-  Berg Electronics Corp.                      2,800                64
   Bergen Brunswig Corp. Class A               3,050               128
   W.R. Berkley Corp.                          1,800                80
-  Berkshire Hathaway Class A                    100             4,600
-  Berlitz International, Inc.                 2,101                56
-  Bertucci's Holding Corp.                    7,839                51
-  Best Buy Co., Inc.                          5,900               218
-  BET Holdings Inc. Class A                   1,500                82
-  Bethlehem Steel Corp.                       6,500                56
   BetzDearborn Inc.                           1,500                92
-  Beverly Enterprises, Inc.                   8,600               112
-  Big Flower Holdings, Inc.                   3,100                75
-  Biotechnology General                       4,300                46
-  Biogen, Inc.                                5,400               197
-  Biomatrix, Inc.                               700                21
   Biomet, Inc.                                9,000               230
   Birmingham Steel Corp.                      3,350                53
-  Bitwise Designs, Inc.                       2,900                 8
   Black & Decker Corp.                        6,100               238
   Blair Corp.                                 2,700                47
   E.W. Blanch Holdings, Inc.                  2,400                83
   Block Drug Co. Class A                      1,099                48
   H & R Block, Inc.                           6,400               287
   Blount International, Inc.                 11,600               310
-  Blyth Industries, Inc.                      2,550                76
   Bob Evans Farms, Inc.                       4,500               100
   Boddie-Noell Properties Inc.                1,700                24
   The Boeing Co.                             71,862             3,517
   Boise Cascade Corp.                         3,700               112
-  Boise Cascade Office
     Products Corp.                            4,400                66
-  Borders Group, Inc.                         5,400               169
   Borg-Warner Automotive, Inc.                1,400                73
-  Borland International, Inc.                 3,000                22
-  Boston Beer Co., Inc. Class A               2,300                18
-  Boston Chicken, Inc.                        4,000                26
   Boston Edison Co.                           3,500               133
   Boston Properties, Inc.                     2,600                86
-  Boston Scientific Corp.                    14,401               661
   Bowater Inc.                                3,400               151
   Bowne & Co., Inc.                           3,100               124
-  Boyd Gaming Corp.                           5,800                38
-  Boyds Wheels, Inc.                          1,000                 1
   W.H. Brady Class A                          2,400                75
   Breed Technological Inc.                    3,200                58
   Briggs & Stratton Corp.                     1,500                73
-  Brinker International, Inc.                 3,600                58
-  Bristol Hotel Co.                           4,050               118
   Bristol-Myers Squibb Co.                   71,500             6,766
-  Brite Voice Systems, Inc.                   2,814                28
-  BroadVision, Inc.                           5,800                38
-  Broderbund Software, Inc.                   2,512                64
-  Brooks Fiber Properties, Inc.               2,800               154
-  Brothers Gourmet Coffees, Inc.                500                 1
   Brown-Forman Corp. Class B                  4,100               227
   Browning-Ferris Industries, Inc.           13,500               500
   Brunswick Corp.                             7,000               212
-  Brylane, Inc.                               1,200                59
   Bryn Mawr Bank Corp.                        1,200                61
-  Buffets Inc.                                6,000                57
   Burlington Coat Factory
     Warehouse Corp.                           5,040                83
-  Burlington Industries, Inc.                 5,703                79
   Burlington Northern
     Santa Fe Corp.                           11,240             1,045
   Burlington Resources, Inc.                 14,250               639
-  Burr-Brown Corp.                            3,000                97
   CB Bancshares Inc./Hawaii                   1,300                56
   CBS Corp.                                  51,729             1,523
   CBT Corp.                                   1,100                35
   CCB Financial Corp.                         2,100               226
-  C-Cube Microsystems, Inc.                   2,300                37
-  CDI Corp.                                   2,200               101
-  CDW Computer Centers, Inc.                  1,300                68
-  CFI ProServices, Inc.                       3,531                43
   CIGNA Corp.                                 5,300               917
   CIPSCO, Inc.                                1,600                71
-  The CIT Group, Inc.                        11,300               364
   CKE Restaurants Inc.                        2,100                88
-  CKS Group, Inc.                             3,000                42
   CMAC Investment Corp.                       4,574               276
-  CMG Information Services, Inc.              2,900                87
-  CML Group, Inc.                             2,700                 9
   CMS Energy Corp.                            6,800               300
-  CNA Financial Corp.                         4,400               562
-  CNA Surety Corp.                            2,610                40
   CNB Bancshares, Inc.                        2,100               101
   CNF Transportation, Inc.                    2,600               100
   CPB, Inc.                                   3,200                66
   CPC International, Inc.                    10,200             1,099
   CPI Corp.                                   2,900                66
-  CSG Systems International, Inc.             1,900                76
   CSX Corp.                                  15,700               848

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
----------------------------------------------------------------------
   CTG Resources Inc.                          2,720         $      71
   CTS Corp.                                   3,168               101
   CVS Corp.                                  12,236               784
-  Cablevision Systems Corp. Class B           1,000                96
-  Cabletron Systems, Inc.                    11,110               167
-  Cable Design Technologies                   5,000               194
   Cabot Corp.                                 3,800               105
   Cabot Oil & Gas Corp. Class A               3,900                76
-  Cadence Design Systems, Inc.               14,060               344
-  Cadiz Land Co., Inc.                        4,800                41
   Cadmus Communications                       2,700                56
-  CalEnergy Co.                               4,800               138
   Calgon Carbon Corp.                         7,300                78
   Caliber System Inc.                         2,800               136
-  California Amplifier, Inc.                  7,800                17
-  California Culinary Academy Inc.           11,100                87
-  California Federal Bank Goodwill
     Participation Certificates                  200                 5
-  California Federal Bank-
     Secondary Contingent Litigation
     Recovery Participation Interests            650                19
-  California Microwave, Inc.                  2,700                53
   Callaway Golf Co.                           5,200               149
   CAM Designs, Inc.                           9,900                35
-  Cambridge Technology Partners               2,700               113
   Camco International, Inc.                   6,270               399
   Camden Property Trust REIT                  2,300                71
-  Cameron Ashley Building Products            3,392                57
   Campbell Soup Co.                          32,264             1,875
-  Canandaigua Brands, Inc.                    3,392               188
   Capital One Financial Corp.                 4,833               262
-  Capital Pacific Holdings, Inc.                700                 2
   Capital Re Corp.                            3,600               223
   Capitol Bancorp Ltd.                        5,808               174
   CapMAC Holdings Inc.                        2,200                76
-  CapStar Hotel Co.                           1,800                62
   Capstead Mortgage Corp.                     3,250                65
   Caraustar Industries, Inc.                  4,000               138
-  Cardima, Inc.                               5,000                22
   Cardinal Health, Inc.                       7,766               583
-  Caribiner International, Inc.               1,700                76
   Carlisle Co., Inc.                          2,000                85
-  Carmike Cinemas, Inc. Class A               2,511                72
   Carnival Corp. Class A                     21,100             1,168
   Carolina Power & Light Co.                 10,800               458
   Carpenter Technology Corp.                  1,300                62
   CarrAmerica Realty Corp. REIT               3,200               101
-  Carrington Labs Inc.                        7,400                31
   Carter-Wallace, Inc.                        2,100                35
   Case Corp.                                  5,300               320
-  Casino Magic Corp.                          3,900                 5
   A.M. Castle & Co.                           1,000                23
-  Castle & Cooke Inc.                         1,366                23
-  Catalina Marketing Corp.                    1,140                53
-  Catellus Development Corp.                  7,500               150
   Caterpillar, Inc.                          27,000             1,311
-  Catherines Stores                           3,400                24
   Cato Corp. Class A                          1,200                11
-  Cellular Communications
     International Inc.                        1,400                65
-  CellPro, Inc.                               3,400                 8
-  Cellular Technical Services Co.             1,600                 5
-  Cellularvision USA, Inc.                    4,700                28
-  Celtrix Pharmaceuticals                    13,800                25
-  Cendant Corp.                              53,979             1,856
-  Centennial Technologies, Inc.               2,400                 3
   Centex Corp.                                1,700               107
-  Centigram Communications                      600                10
-  Centocor, Inc.                              5,052               169
   Central & South West Corp.                 15,300               414
   Central Louisiana Electric Co.              2,300                74
   Central Maine Power Co.                     4,200                64
   Central Newspapers Inc.                     1,400               104
   Central Parking Corp.                       2,700               122
   Centura Banks, Inc.                         3,400               235
-  Centura Software Corp.                        600                 1
   Century Bancorp, Inc. Class A               2,500                45
-  Century Communications Corp.
     Class A                                  11,897               116
   Century Telephone Enterprises, Inc.         4,250               212
-  Ceridian Corp.                              5,300               243
-  Cerner Corp.                                2,200                47
-  Chalone Wine Group Ltd.                     1,960                23
-  Champion Enterprises, Inc.                  3,000                62
   Champion International Corp.                6,900               313
-  Chancellor Media Corp.                      4,200               314
   Charter One Financial                       4,695               295
-  Charming Shoppes, Inc.                     12,600                59
-  Chartwell Leisure Corp                      3,957                66
   Chase Manhattan Corp.                      29,872             3,271
-  Checkers Drive-In Restaurant                5,400                 5
-  Checkfree Holdings Corp.                    3,900               106
   Checkpoint Systems, Inc.                    2,000                35
   Chelsea GCA Realty, Inc. REIT               2,100                80
   Chemed Corp.                                2,100                87
   Chemical Finance                            2,327               105
-  Chesapeake Biological
     Laboratories, Inc.                        1,300                 7
   Chesapeake Corp. of Virginia                1,700                58
   Chesapeake Energy Corp.                     4,200                32
   Chevron Corp.                              47,200             3,634
-  Chic By H.I.S., Inc.                        6,020                44
-  Chicago Miniature Lamp, Inc.                  900                31
-  Chico's Fas, Inc.                           5,800                39
-  Children's Discovery Centers of
     America, Inc.                             3,300                32
-  Choice Hotel International, Inc.            3,200                51
   Chiquita Brands International, Inc.         3,300                54
-  Chiron Corp.                               12,304               210
-  ChoicePoint Inc.                              920                44
-  Chris-Craft Industries, Inc.                2,760               144
-  Christiana Cos., Inc.                       2,300                91
-  Chromcraft Revington, Inc.                  2,500                80
-  ChromaVision Medical
     Systems, Inc.                               600                 5
   Chrysler Corp.                             47,844             1,684
   The Chubb Corp.                            12,200               923
   Church & Dwight, Inc.                       2,500                70
   Churchill Downs, Inc.                       1,100                48
-  Ciber, Inc.                                 2,000               116
-  Cidco, Inc.                                 1,600                31
-  CIENA Corp.                                 7,100               435

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
   Cilcorp, Inc.                               2,100         $     103
   Cincinnati Bell, Inc.                       8,600               267
   Cincinnati Financial Corp.                  3,671               516
   Cincinnati Milacron, Inc.                   3,300                86
   CINergy Corp.                              11,162               428
   Circle International Group, Inc.            1,000                23
   Circuit City Stores, Inc.                   6,000               213
-  Cirrus Logic                                2,900                31
-  Cisco Systems, Inc.                        72,300             4,035
   Cintas Corp.                                6,000               234
-  Circus Circus Enterprises Inc.              6,100               125
   Citicorp                                   32,300             4,084
   Citizens Corp.                              1,900                55
-  Citizens Utilities Co. Class B             15,817               152
-  Citrix Systems, Inc.                        1,600               122
   City Holding Co.                            2,795               116
   City National Corp.                         2,600                96
-  Cityscape Financial Corp.                   1,900                 1
   Claire's Stores, Inc.                       2,850                55
   Clarcor Inc.                                2,000                59
-  Clarify, Inc.                               1,200                14
   Clayton Homes Inc.                          7,182               129
-  Clear Channel Communications                7,000               556
-  Cliffs Drilling Co.                         3,298               164
-  Clintrials Research, Inc.                   3,900                30
   The Clorox Co.                              7,400               585
   Coachmen Industries, Inc.                   3,104                67
-  Coast Savings Financial, Inc.               3,300               226
   Coastal Corp.                               7,700               477
-  Coastal Physician Group, Inc.               1,800                 1
   Coca-Cola Bottling Co.                      1,700               116
   The Coca-Cola Co.                         178,600            11,899
   Coca-Cola Enterprises, Inc.                27,200               967
-  Coeur D'Alene Mines Corp.                   3,500                31
-  Cognex Corp.                                2,700                74
   Cognizant Corp.                            11,900               530
-  Coherent Communications
     Systems Corp.                             4,400               124
-  Coherent, Inc.                              1,300                46
-  Coleman Inc.                                4,268                69
   Colgate-Palmolive Co.                      21,000             1,544
-  Collins & Aikman Corp.                      6,400                55
   Colonial BancGroup, Inc.                    2,021                70
-  Colonial Downs Holdings, Inc.               9,500                34
   Colonial Gas Co.                            1,800                52
-  Colorado Casino Resorts, Inc.               5,600                 6
-  Coltec Inc.                                 3,500                81
   Columbia Gas Systems, Inc.                  4,000               314
   Columbia/HCA Healthcare Corp.              45,959             1,362
   ComAir Holdings, Inc.                       3,900                95
   Comcast Corp. Class A                       6,600               210
   Comcast Corp. Class A Special              17,959               566
-  Comdial Corp.                               4,300                40
   Comdisco, Inc.                              4,500               150
   Comerica, Inc.                              7,100               641
-  COMFORCE Corp.                                313                 2
   Commerce Bancshares, Inc.                   2,719               185
   Commerce Group, Inc.                        2,300                75
   Commercial Federal Corp.                    4,959               176
   Commercial Metals Co.                       1,200                38
-  CommNet Cellular Inc.                       1,600                57
   Commonwealth Energy Systems                 2,600                86
-  Commonwealth Telephone
     Enterprises, Inc.                         2,200                58
-  CommScope, Inc.                             6,800                91
   Community First Bankshares                  2,600               139
   Compaq Computer Corp.                      53,693             3,030
   Compass Bancshares Inc.                     3,900               171
-  CompuServe Corp.                            4,900                60
   Computer Associates
     International, Inc.                      39,212             2,073
-  CompUSA, Inc.                               9,300               288
-  Computer Sciences Corp.                     5,527               462
   Computer Task Group, Inc.                   4,600               164
-  Computervision Corp.                        6,600                25
-  Compuware Corp.                            12,500               400
   COMSAT Corp.                                2,200                53
-  Comverse Technology, Inc.                   1,300                51
   ConAgra, Inc.                              34,100             1,119
-  Concentra Managed Care                      2,400                81
-  Computer Horizons Corp.                     1,300                59
-  Comshare                                      553                 3
-  Concord EFS, Inc.                           5,368               134
-  Cone Mills Corp.                            6,200                48
-  Conmed Corp.                                4,406               116
   Connecticut Energy Corp.                    1,400                42
   Connecticut Water Services, Inc.            1,500                49
   Conseco Inc.                               15,661               712
-  Consolidated Delivery &
     Logistics, Inc.                           2,800                 7
   Consolidated Edison Co. of
     New York, Inc.                           16,600               681
-  Consolidated Freightways Corp.              1,300                18
   Consolidated Natural Gas Co.                6,700               405
   Consolidated Papers                         3,300               176
-  Consolidated Stores, Inc.                   6,125               269
-  Consumer Portfolio Services, Inc.           5,400                52
-  ContiFinancial Corp.                        2,400                60
-  Continental Airlines, Inc. Class B          7,400               356
-  Continental Information
     Systems Corp.                               300                 1
   Continental Mortgage &
     Equity Trust                                750                12
-  Continucare Corp.                           4,600                26
-  Converse Inc.                               1,866                11
-  Cooper Cameron Corp.                        3,000               183
   Cooper Industries, Inc.                     8,800               431
   Cooper Tire & Rubber Co.                    5,200               127
   Adolph Coors Co. Class B                    2,800                93
-  Coram Healthcare Corp.                      1,523                 5
-  COREStaff, Inc.                             3,150                84
   CoreStates Financial Corp.                 15,112             1,210
   Cornerstone Properties, Inc. REIT           4,200                81
   Corning, Inc.                              16,300               605
-  Corporate Express, Inc.                     7,650                99
-  Correctional Services Corp.                 2,400                25
-  CorporateFamily Solutions, Inc.             3,100                66
-  Corrections Corp. of America                5,500               204
-  Cort Business Services Corp.                2,700               107
-  CorVel Corp.                                1,200                46
-  Costco Cos., Inc.                          14,986               668
   Countrywide Credit Industries, Inc.         7,747               332
   Cousins Properties, Inc. REIT               1,100                32
-  Covance, Inc.                               3,525                70

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
-  Coventry Corp.                              3,345         $      51
-  Cox Communications Class A                 17,414               698
   Cracker Barrel Old Country
     Stores, Inc.                              3,800               127
-  Jenny Craig Inc.                            3,000                23
   Crane Co.                                   3,300               143
   Crawford & Co. Class B                      1,950                40
-  Credit Acceptance Corp.                     2,700                21
-  Cree Research, Inc.                         3,152                59
-  Crescendo Pharmaceuticals Corp.               260                 3
   Crescent Real Estate, Inc. REIT             7,200               284
-  Crescent Operating, Inc. REIT                 460                11
   Crestar Financial Corp.                     8,797               501
   Crompton & Knowles Corp.                    4,300               114
   Cross Timbers Oil Co.                       3,150                79
   Crown American Realty Trust REIT            6,300                59
-  Crown Books Corp.                           3,163                20
   Crown Cork & Seal Co., Inc.                 9,300               466
   Crown Crafts, Inc.                          5,500                86
-  Crown Vantage, Inc.                         5,680                42
-  Cryomedical Sciences                       17,500                 4
   Cullen/Frost Bankers, Inc.                  4,500               273
-  Culligan Water Technologies                 1,242                62
   Cummins Engine Co., Inc.                    2,500               148
-  Curative Health Services Inc.               2,800                85
   Curtiss-Wright Corp.                        2,000                73
-  Cyberguard Corp.                            4,500                26
-  Cybex Computer Products Corp.               1,900                46
-  Cygnus Inc.                                 3,488                70
-  Cypress Semiconductor Corp.                 4,000                34
-  Cypros Pharmaceuticals Corp.               10,950                47
   Cyprus Amax Minerals Co.                    5,550                85
-  Cytec Industries, Inc.                      3,342               157
-  DII Group, Inc.                             6,200               168
-  DBT Online Inc.                             2,600                65
   DPL, Inc.                                   6,500               187
   DQE Inc.                                    5,450               191
-  DSC Communications Corp.                    7,500               180
-  DSP Communications, Inc.                    2,600                31
-  DSP Group Inc.                              3,300                67
-  DST Systems, Inc.                           2,600               111
   DTE Energy Co.                             10,300               357
   DT Industries, Inc.                         1,800                61
-  DVI, Inc.                                   2,900                54
-  Daily Journal Corp.                           100                 4
-  Daisytek International Corp.                1,000                35
-  Dal-Tile International Inc.                 3,300                40
   Dallas Semiconductor Corp.                  2,000                81
   Dana Corp.                                  7,400               352
   Danaher Corp.                               3,700               234
   Damen Financial Corp                        3,200                55
   Darden Restaurants Inc.                     8,300               104
-  Darling International, Inc.                 6,600                56
-  Data Broadcasting Corp.                     8,214                46
-  Data General Corp.                          5,700                99
-  Data Race, Inc.                             6,778                23
-  Dataware Technologies, Inc.                   200                 1
-  Davel Communications Group, Inc.            2,157                54
-  Dave & Busters                              2,677                61
-  Davox Corp.                                 1,950                63
   Dayton-Hudson Corp.                        15,400             1,040
   Dean Foods Corp.                            3,200               190
   Deere & Co.                                17,800             1,038
   DEKALB Genetics Corp. Class B               4,600               181
-  Dell Computer Corp.                        23,800             2,000
   Delmarva Power & Light Co.                  3,000                69
   Delta & Pine Land Co.                       2,220                68
   Delta Air Lines, Inc.                       5,300               631
   Deltic Timber Corp.                           742                20
   Deluxe Corp.                                4,900               169
-  Dendrite International, Inc.                2,700                52
   DENTSPLY International Inc.                 2,800                87
-  Department 56 Inc.                          3,405                98
   Deposit Guaranty Corp.                      7,800               444
   DePuy, Inc.                                 6,100               175
-  Designs, Inc.                              12,050                36
-  Detroit Diesel Corp.                        3,100                74
   Developers Diversified
     Realty Corp. REIT                         1,300                50
   Devon Energy Corp.                          3,567               137
-  Devon Group, Inc.                             100                 5
-  Devry, Inc.                                 2,200                70
   Dexter Corp.                                2,800               121
   Diagnostic Products Corp.                   2,800                78
   Dial Corp.                                  6,500               135
-  Dialogic Corp.                              1,000                44
-  Diamond Multimedia Systems, Inc.            5,000                45
   Diamond Offshore Drilling, Inc.             9,800               472
-  Diamond Technology Partners Inc.              181                 3
   Diebold, Inc.                               4,400               223
-  Digital Equipment Corp.                    10,800               400
   Dillard's Inc.                              7,900               278
   Dime Bancorp, Inc.                         10,028               303
   Dimon Inc.                                  2,500                66
-  Dionex Corp.                                2,000               100
   The Walt Disney Co.                        48,500             4,805
   Dole Food Co.                               3,700               169
   Dollar General Corp.                        8,352               303
-  Dollar Tree Stores, Inc.                    2,400               100
   Dominion Resources, Inc.                   13,200               562
   Donaldson Co., Inc.                         1,600                72
   Donaldson, Lufkin & Jenrette, Inc.          3,800               302
   R.R. Donnelley & Sons Co.                  10,300               384
   Donnelly Corp.                              1,000                17
   Doral Financial Corp.                       3,200                80
   Dover Corp.                                16,000               578
   Dow Chemical Co.                           15,800             1,604
   Dow Jones & Co., Inc.                       6,800               365
-  Dravo Corp.                                 3,000                33
   Dresser Industries, Inc.                   11,600               486
-  Drexler Technology Corp.                    1,600                16
   Dreyer's Grand Ice Cream, Inc.              3,400                82
-  Drug Emporium, Inc.                         6,128                25
   Duke Energy Corp.                          29,812             1,651
   Duke Realty Investments,
     Inc. REIT                                 4,000                97
   The Dun & Bradstreet Corp.                 11,000               340
   E.I. du Pont de Nemours & Co.              81,100             4,871
-  DuPont Photomasks, Inc.                     1,600                57
-  Dura Pharmaceuticals, Inc.                  3,100               143
-  Dynatech Corp.                              2,900               136
-  EEX Corp.                                   9,446                86

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
   EG&G, Inc.                                  2,800        $       58
-  EMC Corp.                                  34,800               955
   ENSCO International, Inc.                   9,124               306
-  ESC Medical Systems Ltd.                    2,200                85
-  ESSEF Corp.                                 3,520                55
-  ESS Technology, Inc.                        7,300                56
-  ETEC Systems, Inc.                          1,400                65
-  EVI Inc.                                    2,600               135
-  Eagle Finance Corp.                         3,600                 3
-  Eagle USA Airfreight, Inc.                  2,000                57
   Earthgrains Co.                             1,024                48
   Eastern Enterprises                         2,500               113
   Eastern Utilities Associates                2,400                63
   Eastman Chemical Co.                        5,050               301
   Eastman Kodak Co.                          23,000             1,399
   Eaton Corp.                                 5,500               491
   Eaton Vance Corp.                           1,000                38
-  Echelon International Corp., Inc.           3,180                71
   Echlin, Inc.                                3,400               123
-  Echo Bay Mines Ltd.                         7,100                17
-  EchoStar Communications Corp.               1,800                30
-  Ecogen, Inc.                                1,900                 4
   Ecolab, Inc.                                4,600               255
-  Edison Brothers Stores, Inc.                6,856                39
-  Edison Brothers Stores, Inc.
     Warrants Exp. 9/26/2005                     692                 1
   Edison International                       27,600               750
   EDO Corp.                                   4,000                35
-  Education Alternatives, Inc.                3,600                16
-  Education Management Corp.                  3,200               100
-  Educational Medical, Inc.                   3,100                26
-  J.D. Edwards & Co.                          3,600               107
   A.G. Edwards & Sons, Inc.                   5,887               234
-  Egghead, Inc.                               5,400                34
-  Einstein/Noah Bagel Corp.                   1,800                10
   El Paso Natural Gas                         4,448               296
-  Elan Corp. PLC ADR                          3,488               179
   Elcor Corp.                                 5,700               137
-  Electric Fuel Corp.                         1,800                 7
-  Electromagnetic Sciences, Inc.              1,600                32
-  Electronic Arts Inc.                        4,100               155
   Electronic Data Systems Corp.              34,400             1,511
-  Electronic Retailing Systems
     International, Inc.                       6,200                29
-  Electronics for Imaging, Inc.               3,800                63
-  Eltron International Inc.                   1,300                40
   Emerging Communications                     2,200                18
   Emerson Electric Co.                       31,800             1,795
-  Emmis Broadcasting Corp. Class A            1,300                59
-  Employee Solutions, Inc.                    4,400                19
-  Emulex Corp.                                1,700                23
-  Energy Conversion Devices, Inc.             3,500                43
   Energen Corp.                                 700                28
   Energy West Inc.                            5,200                47
   Engelhard Corp.                             9,000               156
   Enhance Financial Services
     Group, Inc.                               1,400                83
   Enova Corp.                                 6,800               184
   Enron Corp.                                26,995             1,122
   Enron Oil & Gas Co.                         9,800               208
   Entergy Corp.                              17,454               523
-  Envirotest Systems Corp. Class A           10,800                73
-  Epitope Inc.                                2,300                11
   Equifax, Inc.                               9,900               351
   The Equitable Cos.                         14,600               726
   Equitable Resources, Inc.                   3,200               113
   Equity Office Properties
     Trust REIT                               16,885               533
   Equity Residential Properties
     Trust REIT                                6,081               307
   Erie Indemnity Co. Class A                  1,600                48
-  Essex International, Inc.                   1,900                57
   Essex Property Trust, Inc. REIT             2,366                83
-  Esterline Technologies Corp.                1,700                61
   Ethan Allen Interiors, Inc.                 1,840                71
   Ethyl Corp.                                 6,300                48
   Everest Reinsurance Holdings, Inc.          2,700               111
-  Evergreen Resources, Inc.                   2,200                35
-  Exabyte Corp.                               3,200                21
   Excel Industries, Inc.                        700                13
-  EXCEL Communications, Inc.                  9,300               135
   Excel Realty Trust, Inc. REIT               1,800                57
   Executive Risk, Inc.                        1,467               102
   Exide Corp.                                 2,600                67
   Expeditors International of
     Washington, Inc.                          1,600                62
-  Express Scripts                             2,700               164
-  Extended Stay America, Inc.                12,093               150
   Exxon Corp.                               178,200            10,904
-  EZCORP, Inc.                                5,700                65
   F & M Bancorp                               1,504                56
-  FAC Realty Inc. REIT                        4,300                33
   FFY Financial Corp.                         4,600               150
-  FLIR Systems, Inc.                          1,100                23
-  FMC Corp.                                   2,400               162
-  FM Properties Inc.                          9,500                50
   FPL Group, Inc.                            12,900               764
-  FTP Software, Inc.                          4,600                10
   Fair Issac & Co.                            1,700                57
-  Fairfield Communities, Inc.                 4,400               194
-  Falcon Drilling Co., Inc.                   9,000               316
   Family Dollar Stores, Inc.                  7,650               224
   Fannie Mae                                 75,100             4,285
   Farmer Brothers, Inc.                       1,000               187
-  Farm Family Holdings, Inc.                  1,500                49
   Farrel Corp.                               10,800                53
-  Fastcomm Communications Corp.               7,100                17
   Fastenal Co.                                2,400                92
-  Faulding Inc.                               7,200                97
-  Federal Express Corp.                       8,200               501
   Freddie Mac                                50,100             2,101
   Federal-Mogul Corp.                         2,500               101
   Federal Realty Investment
     Trust REIT                                2,200                57
   Federal Signal Corp.                        2,733                59
-  Federated Department Stores                14,800               637
   Felcor Suite Hotels, Inc. REIT              2,600                92
   Ferro Corp.                                 2,100                51
-  FiberMark, Inc.                               200                 4
   Fifth Third Bancorp                        11,100               907
-  Figgie International Inc. Class A           2,700                36
-  Filene's Basement Corp.                     8,895                36

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
-  FileNet Corp.                                 500          $     15
   FINA Inc.                                   1,600               102
-  Financial Industries Corp.                  5,000                97
   Financial Security Assurance
     Holdings Ltd.                             1,900                92
   Fingerhut Co.                               2,400                51
   FINOVA Group, Inc.                          3,000               149
-  First Alert, Inc.                           8,000                17
   First American Financial Corp.              1,400               103
   First American Corp. (Tenn.)                4,400               219
   First American Bank Corp.                   5,850               451
   1st Bancorp (Indiana)                       4,796               142
-  First Bank of Philadelphia                  1,000                 6
   First Brands Corp.                          3,800               102
   First Chicago NBD Corp.                    20,993             1,753
   First Citizens BancShares Class A             700                72
   First Commerce Bancshares Inc.
     Class A                                     300                 9
   First Commerce Bancshares Inc.
     Class B                                   4,000               124
   First Commerce Corp.                        2,812               190
   First Commercial Corp.                      1,995               117
   First Data Corp.                           29,866               874
   First Empire State Corp.                      400               186
   First Financial Bancorp                     2,000                98
   First Financial Holdings, Inc.              1,400                75
   First Hawaiian, Inc.                        1,600                64
   First Industrial Realty Trust REIT          1,900                69
   First Midwest Bancorp                       3,250               145
   First Palm Beach Bancorp                    2,000                86
   First Security Corp.                        7,975               334
   First Source Corp.                          4,012               130
   First Tennessee National Corp.              4,200               281
   First Union Corp.                          43,994             2,255
   First Union Real Estate                     5,700                93
   First Virginia Banks, Inc.                  3,550               183
   First Western Bancorp                       1,050                30
   Firstar Corp.                               9,600               407
   FirstBank Puerto Rico                       2,000                68
   FirstBank Corp.                             2,000                37
-  FIRSTPLUS Financial Group, Inc.             2,700               103
-  FIserv, Inc.                                3,800               187
-  First Federal Financial Corp.               2,166                84
   First Bancorp of Ohio                       4,200               120
-  FirstEnergy Corp.                          16,337               474
   Fisher Scientific International Inc.        2,000                96
   Fleet Financial Group, Inc.                17,802             1,334
   Fleetwood Enterprises, Inc.                 4,100               174
   Fleming Cos., Inc.                          4,600                62
   Florida East Coast Railway Co.                600                58
-  Florida Panthers Holdings, Inc.             4,300                74
   Florida Progress Corp.                      5,700               224
   Florida Rock Industries, Inc.               5,800               132
-  Florsheim Group Inc.                          933                 6
   Flowers Industries, Inc.                    4,500                93
   Flowserve Corp.                             5,440               152
   Fluor Corp.                                 5,200               194
   Flushing Financial Corp.                    2,400                57
-  Foamex International, Inc.                  2,900                32
-  Fonar Corp.                                 8,000                23
   Food Lion Inc. Class A                     30,100               255
-  Foodmaker, Inc.                             2,300                35
-  Foothill Independent Bancorp                1,210                20
-  Footstar Inc.                               2,984                80
-  Forcenergy Inc.                             3,956               104
   Ford Motor Co.                             86,000             4,187
-  FORE Systems, Inc.                          6,000                92
-  Foreland Corp.                                566                 2
   Foremost Corp. of America                   1,500               105
   Forest City Enterprise Class A              1,400                81
-  Forest Laboratories, Inc.                   2,500               123
-  Forest Oil Corp.                            3,300                54
   Fort James Corp.                           13,325               510
   Fort Thomas Financial Corp.                   600                 9
   Fort Wayne National Corp.                   1,950                91
-  Forte Software, Inc.                        1,900                15
   Fortune Brands, Inc.                       12,400               460
   Foster Wheeler Corp.                        3,500                95
-  Foundation Health Systems
     Class A                                   7,540               169
-  Fourth Shift Corp.                         12,600                38
   Franchise Finance Corp. of
     America REIT                              2,400                65
   Franklin Electric, Inc.                     1,000                63
-  Franklin Electronic Publishers, Inc.        1,700                21
   Franklin Resources Corp.                    8,850               769
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                        3,348                51
   Freeport-McMoRan Copper &
     Gold, Inc. Class B                        8,654               136
-  Freeport-McMoRan Sulphur Inc.                 289                 3
   Fremont General Corp.                       1,500                82
-  Fresh Choice, Inc.                          5,100                17
-  Fresh America Corp.                         2,100                40
-  Friede Goldman International, Inc.          1,800                53
-  Fritz Cos., Inc.                            4,100                57
   Frontier Corp.                             10,400               250
-  Fruit of the Loom, Inc.                     4,800               123
-  Fuisz Technologies Ltd.                     4,600                39
   H.B. Fuller Co.                             1,500                75
   Fulton Financial Corp.                      1,590                52
   Fund American Enterprise
     Holding Co.                                 400                48
-  Furniture Brands International Inc.         5,600               115
-  Fusion Systems Corp.-Contigent
     Value Rights Exp. 3/31/1999               1,500                 1
   G & L Realty Corp.                          2,404                51
   GATX Corp.                                  1,600               116
-  GC Cos.                                     1,930                91
-  GRC International, Inc.                     1,500                 9
   GPU, Inc.                                   7,800               329
-  GSB Financial Corp.                           500                 9
-  GSE Systems, Inc.                             600                 2
   GTE Corp.                                  67,000             3,501
-  GT Interactive Software Corp.               7,500                48
-  Gadzooks, Inc.                              2,700                57
   Gainsco, Inc.                               4,300                37
   Galileo International, Inc.                 6,600               182
   Arthur J. Gallagher & Co.                   2,000                69
   Gannett Co., Inc.                          19,800             1,224
   The Gap, Inc.                              28,350             1,005
-  Garden Botanika, Inc.                       4,500                10

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
----------------------------------------------------------------------
-  Garden Fresh Restaurant Corp.               4,400         $      64
-  Gardner Denver Machinery, Inc.              5,796               147
-  Gargoyles, Inc.                             7,000                28
-  Gartner Group, Inc. Class A                 6,800               254
-  Gateway 2000, Inc.                         10,800               352
   Gaylord Entertainment Co. Class A           1,983                63
-  Gaylord Container Corp.                     6,300                36
-  GelTex Pharmaceuticals, Inc.                1,900                51
   GenCorp, Inc.                               6,100               153
-  Genentech, Inc.-Special
     Common Stock                              8,700               527
   General Binding Corp.                       1,828                56
   General Dynamics Corp.                      4,500               389
   General Electric Co.                      235,800            17,302
   General Growth Properties
     Inc. REIT                                 1,600                58
-  General Magic, Inc.                         3,300                 5
   General Mills, Inc.                        11,275               808
   General Motors Corp.                       51,701             3,134
   General Motors Corp. Class H                7,200               266
-  General Nutrition Cos., Inc.                5,300               180
   General Re Corp.                            5,668             1,202
-  General Semiconductor, Inc.                 2,100                24
   General Signal Corp.                        3,100               131
-  Genesco, Inc.                               9,750               124
-  Gentex Corp.                                2,976                80
-  Genesis Health Ventures Inc.                1,500                40
-  Geneva Steel Class A                        4,400                 9
-  Genome Therapeutics Corp.                   2,000                13
-  Gensia Sicor Inc.                           6,600                38
   Genuine Parts Co.                          12,750               433
   Geon Co.                                    3,200                75
-  Genzyme Corp.                               5,600               155
-  Genzyme Corp. (Tissue Repair)                 129                 1
   Georgia Gulf Corp.                          1,800                55
   Georgia-Pacific Corp.                       6,500               395
-  Georgia-Pacific (Timber Group)              5,800               132
-  Geoworks                                    4,000                38
-  Getchell Gold Corp.                         1,700                41
-  Giant Cement Holding, Inc.                  1,400                33
   Giant Food, Inc. Class A                    3,100               104
   Giant Industries, Inc.                      6,800               129
-  Gilead Sciences, Inc.                       3,400               130
   Gillette Co.                               39,708             3,988
   P.H. Glatfelter Co.                         2,600                48
-  Glenayre Technologies, Inc.                 3,300                33
-  Global Motorsport Group Inc.                2,000                23
-  Global DirectMail Corp.                     2,100                36
-  Global Industrial Technologies, Inc.        2,800                47
-  Global Industries Ltd.                      6,400               109
-  Global Marine, Inc.                        12,000               294
-  Global Payment Tech Inc.                    1,200                11
-  Global Village Communication                  700                 1
 - Gold Reserve Corp.                          4,300                16
-  Golden State Bancorp Inc.                   2,700               101
   Golden West Financial Corp.                 3,700               362
-  The Good Guys, Inc.                         6,800                53
   The BFGoodrich Co.                          6,700               278
   The Goodyear Tire & Rubber Co.             11,100               706
-  Goody's Family Clothing                     2,100                57
-  E. Gottschalk & Co., Inc.                   6,700                56
   W.R. Grace & Co.                            5,600               450
   Graco, Inc.                                 3,100               116
-  Gradall Industries, Inc.                    1,700                27
-  Graham-Field Health Products Inc.           3,000                50
   W.W. Grainger, Inc.                         3,200               311
-  Grand Casinos, Inc.                         4,650                63
   Great Atlantic & Pacific Tea
     Co., Inc.                                 2,300                68
   Great Lakes Chemical Corp.                  3,700               166
   Green Mountain Power Corp.                  1,900                35
   Green Street Financial Corp.                2,100                38
   Green Tree Financial Corp.                  9,500               249
   Green Point Financial Corp.                 2,800               203
   Grief Brothers Corp. Class A                2,700                91
-  Grey Wolf, Inc.                             8,200                44
-  GTech Holdings Corp.                        2,600                83
   Guidant Corp.                              10,466               652
-  Gulf South Medical Supply, Inc.             2,600                97
-  Gulfstream Aerospace Corp.                  4,500               132
-  Gymboree Corp.                              1,500                41
   HBO & Co.                                  14,273               685
-  HCIA, Inc.                                  1,700                21
   HCC Insurance Holdings, Inc.                3,700                79
-  HF Bancorp, Inc.                            2,700                48
   HF Financial Corp.                          6,000               161
-  HMN Financial, Inc.                         3,000                96
-  HMT Technology Corp.                        2,700                35
-  HNC Software, Inc.                          1,000                43
   HRE Properties                              2,100                41
   HSB Group Inc.                                900                50
-  HS Resources Inc.                           4,500                62
-  HSN, Inc.                                   6,910               356
   HUBCO, Inc.                                 1,200                47
-  Haemonetics Corp.                           4,500                63
   Halliburton Co.                            18,300               950
-  Halter Marine Group, Inc.                   1,069                31
-  Hambrecht & Quist Group                     1,700                62
   Hancock Fabrics, Inc.                       1,200                17
-  Handleman Co.                               2,900                20
   M.A. Hanna Co.                              3,100                78
   Hannaford Brothers Co.                      2,200                96
-  Harbinger Corp.                             3,450                97
   Harcourt General, Inc.                      4,600               252
-  Harken Energy Corp.                         9,700                68
   John H. Harland Co.                         1,600                34
   Harley-Davidson, Inc.                      10,700               293
   Harleysville National Corp.                 1,470                61
   Harman International
     Industries, Inc.                          1,100                47
   Harnischfeger Industries Inc.               3,100               109
-  Harrah's Entertainment, Inc.                7,300               138
   Harris Corp.                                5,000               229
   Harsco Corp.                                2,600               112
   Harte-Hanks Communications Co.              2,200                82
   The Hartford Financial Services
     Group Inc.                                8,400               786
   Hartford Life, Inc.                         1,500                68
-  Hartmarx Corp.                             12,600                96
   Harveys Casino Resorts                      2,900                60
   Hasbro, Inc.                                9,000               284
-  Hauser, Inc.                                8,800                51

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
   Haven Bancorp, Inc.                         3,000          $     68
   Hawaiian Electric Industries Inc.           2,300                94
-  Hayes Corp.                                 6,200                26
-  Hayes Lemmerz International, Inc.           2,420                68
   Health Care Properties Investors            2,300                87
-  HEALTHSOUTH Corp.                          29,954               831
-  Health Management Associates
     Class A                                  10,280               260
-  Healthcare & Retirement Corp.               2,800               113
-  Heartstream, Inc.                           2,600                28
-  Heartland Technology, Inc                   5,500                91
   Health and Retirement
     Properties Trust                          6,500               130
-  Health Fitness Corp.                        1,400                 2
-  Health Management Systems, Inc.             1,953                12
-  HealthCare COMPARE Corp.                    1,800                92
-  Healthdyne Information
     Enterprises, Inc.                        18,600                34
-  Heartland Express, Inc.                     4,058               111
-  Hecla Mining Co.                            4,300                21
   HEICO Corp.                                 2,100                59
   Heilig-Meyers Co.                           4,600                55
   H.J. Heinz Co.                             26,200             1,331
   Helmerich & Payne, Inc.                     1,500               102
   Herbalife International Class A               633                14
-  Herbalife International Class B             1,266                28
   Hercules, Inc.                              6,600               330
   Hershey Foods Corp.                         9,400               582
   Hertz Corp. Class A                         2,700               109
   Hewlett-Packard Co.                        73,300             4,581
-  Hexcel Corp.                                2,500                62
   Hibernia Corp. Class A                      7,900               149
-  Highlands Insurance Group                   2,630                75
   Highwood Properties, Inc. REIT              1,900                71
   Hilb, Rogal and Hamilton Co.                  500                10
   Hillenbrand Industries, Inc.                4,300               220
-  Hills Stores Co.                            5,165                16
   Hilton Hotels Corp.                        18,100               538
   Hollinger International, Inc.               5,100                71
   Holly Corp.                                 2,000                55
-  Hollywood Casino Corp.                     11,800                22
-  Hollywood Entertainment Corp.               2,300                25
-  Hollywood Park, Inc.                        1,000                22
-  Hologic, Inc.                                 700                15
-  Home Bancorp                                2,300                67
-  Home Health Corp. of America                3,000                31
   Home Depot, Inc.                           52,399             3,085
-  Homebase Inc.                               3,900                31
-  Homeside, Inc.                              3,100                85
   Homestake Mining Co.                       11,200                99
-  Homestead Village, Inc.                     2,934                44
   HON Industries, Inc.                        1,800               106
   Honeywell, Inc.                             9,100               623
   Horace Mann Educators Corp.                 2,800                80
   Horizon Financial Corp.                     1,035                19
   Hormel Foods Corp.                          4,500               147
-  Host Marriott Services Corp.                6,120                91
   Hospitality Properties Trust REIT           1,600                53
-  Host Marriott Corp.                        14,300               281
-  Hot Topic, Inc.                             2,200                49
   Houghton Mifflin Co.                        1,200                46
-  House of Fabrics, Inc.                        283                 1
   Household International, Inc.               7,600               969
   Houston Industries, Inc.                   21,871               584
-  Hovnanian Enterprises Class A               9,300                68
   Hubbell Inc. Class B                        4,750               234
   Hudson Foods Inc. Class A                   3,100                64
   Hughes Supply, Inc.                         2,700                94
-  Humana, Inc.                               10,500               218
-  Human Genome Sciences, Inc.                 1,200                48
   Hunt Corp.                                  3,500                83
   J.B. Hunt Transport Services, Inc.          2,000                38
   Huntington Bancshares Inc.                 14,975               538
-  Hutchinson Technology, Inc.                 4,200                92
-  Hyperion Software Corp.                     3,452               124
   IBP, Inc.                                   5,700               119
   ICN Pharmaceuticals, Inc.                   2,529               123
-  ICH Corp.                                     315                 1
-  IDEC Pharmaceuticals Corp.                  2,200                76
-  IDX Systems Corp.                           2,900               107
-  IEC Electronics Corp.                       1,682                23
   IES Industries, Inc.                        1,800                66
-  I-Flow Corp.                                6,500                22
-  IGI, Inc.                                   6,710                25
-  IHOP Corp.                                  1,600                52
   IMC Global Inc.                             7,889               258
-  IMC Global Warrants
     Exp. 12/22/2000                             455                 2
   INMC Mortgage Holdings Inc.                 2,700                63
-  IPC Information Systems, Inc.               2,100                42
   IRT Property Co. REIT                       3,000                35
-  I-STAT Corp.                                3,300                52
-  ITT Educational Services, Inc.                600                13
   ITT Industries, Inc.                        8,600               270
-  ITT Corp.                                   8,300               688
-  IXC Communications, Inc.                    1,900                60
   Idaho Power Co.                             2,200                83
   IDEX Corp.                                  1,650                58
-  IDEXX Laboratories Corp.                    2,200                35
   IKON Office Solutions                       9,600               270
   Illinois Central Corp.                      4,300               146
-  Identix, Inc.                               8,400                81
   Illinois Tool Works, Inc.                  17,600             1,058
   Illinova Corp.                              4,300               116
-  Imation Corp.                               2,440                39
-  ImClone Systems, Inc.                       7,800                62
-  Immucor Inc.                                2,754                24
-  Immunex Corp.                               2,600               141
-  ImmuLogic Pharmaceutical Corp.              3,900                 7
-  Immune Response                             4,500                50
-  Imperial Bancorp                            1,900                94
-  Impath, Inc.                                2,500                81
-  Impco Technologies Inc.                     2,200                24
-  Imperial Credit                             2,800                58
-  Imperial Holly Corp.                        1,681                18
-  Immunomedics Inc.                           7,900                29
-  Inacom Corp.                                3,600               101
-  INCYTE Pharmaceuticals, Inc.                3,800               170
   Indiana Energy, Inc.                        2,400                79
-  Industri-Matematik
     International Corp.                       3,800               112
   Industrial Scientific Corp.                 2,700                57

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
-  Informix Corp.                             10,800         $      52
   Ingersoll-Rand Co.                         11,700               474
-  Information Resources, Inc.                 4,306                58
   Ingles Markets, Inc.                        3,000                43
-  Ingram Micro, Inc.                          2,100                61
   Inland Steel Industries, Inc.               4,300                74
-  Input/Output, Inc.                          2,300                68
-  Insilco Corp.                               2,600                88
-  Insituform Technologies Class A             3,000                23
-  INSO Corp.                                  1,700                20
   Innkeepers USA Trust REIT                   3,300                51
-  Insurance Auto Auctions, Inc.               3,400                40
-  Insignia Financial Group                    4,600               106
-  Integrated Device Technology Inc.           7,400                70
   Integrated Health Services, Inc.            4,000               125
-  Integrated Process
     Equipment Corp.                           1,976                31
-  Integrated Silicon Solution, Inc.             800                 6
-  Integrated Systems Consulting
     Group Inc.                                  800                 9
-  Integrated Systems, Inc.                    4,100                57
   Intel Corp.                               115,300             8,096
-  Intelidata Technologies Corp.              15,900                30
-  Intelligent Electronics Inc.                1,100                 6
-  Intelligent Medical Imaging, Inc.           9,000                32
-  Intensiva Healthcare Corp.                  4,300                32
   Inter-Tel, Inc.                             5,200               102
   Intercargo Corp.                            5,400                71
   Interface, Inc.                             1,800                52
-  Interdigital Communications Corp.           7,200                22
-  Intergraph Corp.                            7,300                73
-  Interim Services, Inc.                      2,300                60
-  Interleaf, Inc.                             8,800                31
-  Intermedia Communications Inc.              2,100               127
-  International Assets Holding Corp.          1,980                 8
   International Business
     Machines Corp.                           70,300             7,351
-  International Dairy Queen, Inc.
     Class A                                   2,800                75
   International Flavors &
     Fragrances, Inc.                          7,100               366
-  International Lottery &
   Totalizator Systems Inc.                    8,800                 7
   International Game Technology               7,400               187
-  International Network Services              1,900                44
-  International Murex
     Technologies Corp.                        2,100                21
   International Paper Co.                    21,832               942
-  International Rectifier Corp.               3,500                41
   International Shipholding Corp.             3,375                58
-  International Specialty
     Products, Inc.                            5,600                84
-  International Technology                    6,275                47
-  Interneuron Pharmaceutical, Inc.            5,700                54
   Interpool, Inc.                             4,500                67
   Interpublic Group of Cos., Inc.             9,000               448
-  Intersolv                                   4,800                98
   Interstate Bakeries Corp.                   8,600               321
-  Interstate Hotels Co.                       1,800                63
   Intimate Brands, Inc.                      17,700               426
-  Intuit, Inc.                                2,500               103
   Invacare Corp.                              2,400                52
-  Invision Technologies, Inc.                 2,400                18
   Investors Financial Services Corp.            279                13
   Investors Financial Services Corp.
     Class A                                      54                 3
-  Iomega Corp.                               28,700               357
-  Ionics, Inc.                                1,300                51
   IPALCO Enterprises, Inc.                    2,200                92
   Irvine Apartment Communities,
     Inc. REIT                                   800                25
   Irwin Financial Corp.                       2,800               119
-  ISIS Pharmaceuticals, Inc.                  4,100                51
-  Itron, Inc.                                 3,800                69
-  i2 Technologies, Inc.                       1,600                84
-  IVAX Corp.                                  6,900                47
   JLG Industries, Inc.                        3,000                42
-  JP Foodservice, Inc.                          900                33
   JP Realty Inc. REIT                           600                16
   JSB Financial                               1,300                65
-  Jabil Circuit, Inc.                         3,600               143
-  Jackpot Enterprises, Inc.                   5,500                62
-  Jacobs Engineering Group Inc.               3,800                96
-  Jacor Communications, Inc.                  3,000               160
-  Jan Bell Marketing Inc.                     1,200                 3
-  Jayhawk Acceptance Corp.                    5,000                 7
   Jefferson Savings Bancorp, Inc.               400                 8
   Jefferson-Pilot Corp.                       4,750               370
-  Jefferson Smurfit Corp.                     8,000               114
   John Nuveen Co. Class A                     2,100                73
   Johns Manville Corp.                        8,800                89
   Johnson & Johnson                          93,906             6,186
   Johnson Controls, Inc.                      5,300               253
-  Johnstown America Industries                5,800                56
-  Jones Apparel Group, Inc.                   3,100               133
   Jones Medical Industries, Inc.              1,500                58
   Jostens Inc.                                4,900               113
-  JumboSports Inc.                           14,800                22
-  Just for Feet, Inc.                         1,650                22
-  Just Like Home, Inc.                        2,400                 2
   Justin Industries, Inc.                     1,600                22
-  KLA-Tencor Corp.                            7,900               305
-  Kmart Corp.                                33,600               389
   KN Energy, Inc.                             1,828                99
   K2 Inc.                                     3,964                90
   K U Energy Corp.                            3,700               145
-  K-V Pharmaceutical Co. Class A              6,900               143
-  Kaiser Aluminum &
     Chemical Corp.                            6,600                58
-  Kaneb Services, Inc.                       12,384                64
   Kansas City Life Insurance Co.                800                78
   Kansas City Power & Light Co.               3,200                95
   Kansas City Southern
     Industries, Inc.                          7,600               241
   Katy Industries, Inc.                       2,100                43
   Kaufman & Broad Home Corp.                  4,200                94
   Kaydon Corp.                                4,400               144
-  Keane, Inc.                                 4,700               191
   Kellogg Co.                                29,600             1,469
   Kellwood Co.                                3,100                93
   Kelly Services, Inc. Class A                3,700               111
-  KEMET Corp.                                 2,400                46

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
   Kennametal, Inc.                            3,400          $    176
-  Kennedy-Wilson, Inc.                          336                 6
-  Kensey Nash Corp.                           3,600                60
-  Kent Electronics Corp.                      4,400               111
   Kerr-McGee Corp.                            2,800               177
   KeyCorp                                    15,284             1,082
   Keyspan Energy Corp.                        3,550               131
-  Keystone Consolidated
     Industries, Inc.                          3,600                43
   Keystone Financial, Inc.                    6,561               263
   Kimball International, Inc. Class B         2,600                48
   Kimberly-Clark Corp.                       41,424             2,043
   Kimco Realty Corp. REIT                     2,200                78
   King World Productions, Inc.                2,100               121
-  Knoll, Inc.                                 2,900                93
   Knight-Ridder, Inc.                         5,900               307
   Koger Equity, Inc. REIT                     3,000                66
-  Kohls Corp.                                 5,500               375
-  Komag, Inc.                                 3,200                47
-  The Kroger Co.                             18,400               680
   Kuhlman Corp.                               4,700               184
-  LCI International, Inc.                     4,674               144
   LG&E Energy Corp.                           3,400                84
-  LHS Group, Inc.                             1,600                96
   LNR Property Corp.                          1,800                43
-  LSI Logic Corp.                             9,000               178
   LSI Industries Inc.                         2,264                40
   LTC Properties, Inc.                        3,100                64
   LTV Corp.                                   4,900                48
-  LTX Corp.                                   9,300                41
   La Quinta Inns Inc.                         4,500                87
   La-Z-Boy Inc.                                 900                39
-  Laboratory Corp. of America                15,624                26
-  Ladd Furniture Inc.                         1,266                19
   Lafarge Corp.                               3,700               109
-  Laidlaw Environmental
     Services, Inc.                            7,500                37
-  LAM Research Corp.                          3,660               107
   Lancaster Colony Corp.                      1,788               102
   Lance, Inc.                                 1,800                48
-  Lancer Corp.                                3,802                44
   Landauer, Inc.                              1,600                45
   Landmark Bancshare, Inc.                    4,900               117
-  Lands' End, Inc.                            4,000               140
-  Landry's Seafood Restaurants, Inc.          1,300                31
-  Landstar System                             1,900                50
-  LaSalle Partners Inc.                       2,300                82
-  Lattice Semiconductor Corp.                 1,300                62
   Estee Lauder Cos. Class A                   4,500               231
   Lawter International Inc.                   5,300                58
-  Layne Christensen Co.                       9,500               124
-  Lazare Kaplan International, Inc.           3,100                42
-  Lear Corp.                                  5,300               252
-  Learning Co., Inc.                          2,400                39
-  Learning Tree International, Inc.           2,400                70
-  Lechters Corp.                              4,000                20
   Lee Enterprises, Inc.                       2,800                83
   Leggett & Platt, Inc.                       6,400               268
   Legg Mason Inc.                             1,600                90
   Lehman Brothers Holdings, Inc.              8,460               431
   Lennar Corp.                                1,800                39
   Leucadia National Corp.                     3,700               128
-  LeukoSite, Inc.                             4,500                49
-  Level 8 Systems Inc.                        6,900                94
   Leviathan Gas Pipeline Co.                  3,200                98
-  Lexmark International Group, Inc.
     Class A                                   4,800               182
   Liberty Corp.                               2,800               131
   Liberty Financial Cos., Inc.                2,550                96
   Liberty Property Trust REIT                 2,900                83
-  Life USA Holding, Inc.                      1,400                24
   Life Re Corp.                               1,500                98
-  Lifecore Biomedical Inc.                    1,400                30
   Lillian Vernon Corp.                        2,200                37
   Eli Lilly & Co.                            78,356             5,456
   Lilly Industries Inc. Class A               4,200                87
   The Limited, Inc.                          19,581               499
-  Lin Television                              2,300               125
-  Lincare Holdings, Inc.                      1,700                97
   Lincoln Electric Co. Class A                1,100                40
   Lincoln National Corp.                      7,300               570
   Lindsay Manufacturing Co.                     500                22
   Linear Technology Corp.                     5,000               288
-  Liposome Co., Inc.                          1,100                 5
   Litchfield Financial Corp.                  3,831                72
-  Littelfuse, Inc.                            3,400                84
-  Litton Industries, Inc.                     2,600               150
   Liz Claiborne, Inc.                         4,300               180
   Lockheed Martin Corp.                      13,770             1,356
   Loews Corp.                                 8,100               860
-  Logan's Roadhouse, Inc.                     2,900                44
-  Lone Star Steakhouse &
     Saloon, Inc.                              2,400                42
   Long Island Bancorp, Inc.                   1,500                75
   Long Island Lighting Co.                    7,400               223
   Longs Drug Stores, Inc.                     2,600                84
   Longview Fibre Co.                          3,000                46
-  Loral Space & Communications               13,100               281
-  Louis Dreyfus Natural Gas Corp.             5,472               102
   Louisiana-Pacific Corp.                     7,100               135
   Lowe's Cos., Inc.                          12,300               587
   Lubrizol Corp.                              3,700               136
   Luby's Cafeterias, Inc.                     2,800                49
   Lucent Technologies, Inc.                  45,371             3,624
   Lukens, Inc.                                2,900                83
-  Lumisys, Inc.                               7,400                35
-  Lycos, Inc.                                 4,518               186
-  Lydall, Inc.                                3,200                62
   Lyondell Petrochemical Co.                  4,500               119
-  M&F Worldwide Corp.                         5,000                49
   MAF Bancorp, Inc.                           1,950                69
-  MAI Systems Corp.                           4,100                10
   MBIA, Inc.                                  6,400               428
   MBNA Corp.                                 35,025               957
   MCI Communications Corp.                   49,900             2,138
   MCN Corp.                                   5,500               222
-  MEMC Electronic Materials, Inc.             2,300                35
   MFB Corp.                                   2,000                59
   MGIC Investment Corp.                       7,600               505
-  MGM Grand, Inc.                             3,500               126
   ML Bancorp Inc.                             2,900                88
-  MK Gold Co.                                10,700                16

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
   MMI Cos., Inc.                              1,800         $      45
   MTS Systems Corp.                           2,010                76
-  MacFrugal's Bargains
     Close-Outs, Inc.                          1,700                70
   MacDermid, Inc.                             1,200               100
   The Macerich Co. REIT                       2,300                66
   Mack-Cali Realty Corp.                      2,700               111
-  Macromedia                                  3,100                26
   Madison Gas & Electric Co.                  3,100                72
-  Magellan Health Services, Inc.              4,300                92
   Magna Group                                 4,152               190
-  Magnum Hunter Resources Inc.                7,700                40
-  Mail-Well, Inc.                             2,850               115
   Mainstreet Bankgroup, Inc.                  3,000                83
   Mallinckrodt, Inc.                          4,800               182
   Manitowac Co., Inc.                         3,150               102
   Manor Care Inc.                             4,500               158
   Manpower Inc.                               5,000               176
-  Mapics Inc.                                 5,200                57
   Mapco Inc.                                  3,600               167
-  Marcam Solutions, Inc.                      3,200                23
-  Marine Drilling Co., Inc.                   2,800                58
   Mark IV Industries, Inc.                    4,242                93
-  Markel Corp.                                  800               125
-  Marketing Services Group, Inc.              1,000                 5
-  Marquette Medical Systems Inc.              1,996                54
   Marsh & McLennan Cos., Inc.                12,000               895
   Marshall & Ilsley Corp.                     7,678               477
   Marriott International                      9,000               623
-  Marshall Industries                         1,000                30
   Martin Marietta Materials, Inc.             5,210               191
-  Marvel Entertainment Group                  7,240                 4
   Masco Corp.                                10,800               549
   MascoTech Inc.                              2,600                48
-  Mastec Inc.                                 1,650                38
-  Material Sciences Corp.                       400                 5
-  MathSoft, Inc.                              2,000                 5
-  Matria Healthcare, Inc.                    12,400                71
   Mattel, Inc.                               20,560               766
-  Mattson Technology, Inc.                    4,400                31
-  Maxim Integrated Products, Inc.             9,000               311
-  Maxim Pharmaceuticals, Inc.                 1,000                16
   May Department Stores Co.                  16,400               864
-  Maxicare Health Plans Inc.                  1,700                19
-  Maxxam Inc.                                   900                39
-  Maverick Tube Corp.                         8,400               211
   Maytag Corp.                                6,000               224
   McClatchy Newspapers, Inc.                  1,875                51
   McCormick & Co., Inc.                       4,100               115
   McDermott International, Inc.               4,500               165
-  J. Ray McDermott SA                         2,200                95
   McDonald's Corp.                           48,000             2,292
   The McGraw-Hill Cos., Inc.                  7,100               525
   McKesson Corp.                              3,300               357
-  McLeod, Inc.                                1,900                61
-  McMoRan Oil and Gas                        28,584                91
   The Mead Corp.                              7,600               213
-  Meade Instruments Corp.                     3,300                31
-  Medaphis Corp.                              7,100                46
-  Medar, Inc.                                 5,742                30
-  MedCath Inc.                                4,200                64
-  Medco Research, Inc.                        5,100                71
   Medford Bancorp, Inc.                       1,200                47
   Media General, Inc. Class A                10,500               439
-  Medical Assurance, Inc.                     2,968                83
-  Medicis Pharmaceutical Corp.                2,475               127
-  MedImmune Inc.                              1,700                73
-  Medical Graphics Corp.                      9,700                46
   Meditrust Corp.                             6,985               256
-  MedPartners, Inc.                          13,424               300
-  Medplus, Inc.                               5,600                42
   Medtronic, Inc.                            33,206             1,737
-  Mego Mortgage Corp.                         4,000                16
   Mellon Bank Corp.                          17,772             1,077
-  Men's Wearhouse, Inc.                       2,300                80
   Mentor Corp.                                3,604               132
-  Mentor Graphics Corp.                       5,900                57
   Mercantile Bancorp, Inc.                   10,193               627
   Mercantile Bankshares Corp.                 4,650               180
   Mercantile Stores Co., Inc.                 2,100               128
   Merck & Co., Inc.                          86,209             9,160
-  Mercury Finance Co.                         9,399                 6
   Mercury General Corp.                       7,200               398
   Meredith Corp.                              3,300               118
-  Merisel, Inc.                               7,600                33
   Meritor Automotive, Inc.                    4,666                98
   Merrill Lynch & Co., Inc.                  23,400             1,707
   Merry Land & Investment Co.,
     Inc. REIT                                 3,300                75
-  Mesa Air Group Inc.                         1,500                 7
-  MetaCreations Corp.                         4,197                46
   Methode Electronics, Inc. Class A           6,849               112
-  Metra Biosystems, Inc.                     13,000                49
   Metris Cos., Inc.                           2,400                83
-  Metro-Goldwyn-Mayer Inc.                    5,000               100
-  Metrocall, Inc.                               900                 4
-  Metromail Corp.                             3,300                59
-  Metromedia International
     Group, Inc.                               3,900                37
-  Metzler Group, Inc.                         1,700                68
-  Fred Meyer Inc.                             6,928               252
   Michael Foods Group, Inc.                   7,900               193
-  Micrion Corp.                               2,000                30
-  MICROS Systems, Inc.                        1,100                50
-  Microsoft Corp.                            86,300            11,152
   Mid Am Inc.                                 6,549               170
-  Microchip Technology, Inc.                  3,000                90
-  Micro Warehouse Inc.                        1,800                25
-  Micrografx, Inc.                            7,200                63
-  Micron Electronics, Inc.                    5,000                45
-  Micron Technology, Inc.                    15,200               395
-  MicroProse, Inc.                            4,400                10
-  Microwave Power Devices, Inc.               4,700                32
-  Microwave Systems Corp.                     2,800                15
   Mid-America Realty Investments              7,200                73
   Mid Atlantic Realty Trust                   3,650                54
-  Mid Atlantic Medical
     Services, Inc.                            5,700                73
   Mid-Iowa Financial Corp.                   12,000               136
   MidAmerican Energy Co.                      6,500               143
-  Midland Resources, Inc.                     2,300                 5
-  Midway Games Inc.                           4,900                89


-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
   Millenium Chemicals, Inc.                   4,600         $     108
   Herman Miller, Inc.                         2,800               152
-  Miller Industries, Inc.                     2,300                25
   Millipore Corp.                             2,600                88
   Mine Safety Appliances Co.                  1,200                80
   Minerals Technologies, Inc.                 1,200                55
-  MiniMed, Inc.                               1,900                75
   Minnesota Mining &
     Manufacturing Co.                        29,400             2,413
   Minnesota Power & Light Co.                 2,500               109
-  Mirage Resorts, Inc.                       11,300               257
-  Miravant Medical Technology                 1,600                64
   Mississippi Chemical Corp.                  1,000                18
   Mitchell Energy & Development
     Corp. Class A                             2,200                65
-  Mizar Inc.                                  1,000                 6
   Mobil Corp.                                55,200             3,985
-  Mobile Telecommunications
     Technologies Corp.                        2,700                60
-  MobileMedia Corp.                           3,000                 1
-  Mobley Environmental Services,
     Inc., Class A                             6,600                 2
   Modine Manufacturing Co.                    2,538                87
-  Mohawk Industries, Inc.                     5,550               122
-  Molecular Biosystems, Inc.                  3,097                26
   Molex, Inc.                                11,087               355
   The Money Store                             3,000                63
   Monsanto Co.                               42,500             1,785
   Montana Power Co.                           2,800                89
   J.P. Morgan & Co., Inc.                    12,600             1,422
   Morgan Stanley, Dean Witter,
     Discover and Co.                         40,920             2,419
   Morrison Health Care Inc.                   3,316                66
   Morrison Restaurants Inc.                   1,437                 4
   Morton International, Inc.                  9,100               313
-  Mortons Restaurant Group                    2,456                50
   Motorola, Inc.                             41,500             2,368
   Mueller (Paul) Co.                          1,400                54
-  Mueller Industries Inc.                     2,100               124
-  MTL, Inc.                                   1,452                37
-  Multigraphics Inc.                          1,600                 5
   Murphy Oil Corp.                            2,600               141
-  Mycogen Corp.                               1,900                36
   Myers Industries, Inc.                      4,060                69
   Mylan Laboratories, Inc.                    7,650               160
   NAC Re Corp.                                2,400               117
   NCH Corp.                                   1,000                65
-  NCI Building Systems, Inc.                  1,300                46
-  NCO Group, Inc.                             4,050               103
-  NCR Corp.                                  12,281               342
-  NFO Worldwide, Inc.                         4,195                88
   NGC Corp.                                   9,300               163
-  NHP, INC.                                   2,300                63
   NIPSCO Industries, Inc.                     4,200               208
-  N L Industries, Inc.                        5,500                75
-  NTL Inc.                                    2,667                74
   NUI Corp.                                     400                11
   Nabisco Holdings Corp. Class A              3,800               184
-  Nabors Industries, Inc.                     7,100               223
   NACCO Industries, Inc. Class A                991               106
   Nalco Chemical Co.                          3,800               150
   Nash-Finch Co.                              1,900                36
-  Nashua Corp.                                2,586                30
   National Bankcorp of Alaska Inc.            1,200               151
-  National Auto Credit Inc.                   1,400                 7
-  National City Bancorporation                  880                26
   National City Corp.                        15,200               999
   National Community Bancorp                  3,100               109
   National Data Corp.                         1,600                58
   National Fuel Gas Co.                       1,900                93
   National Health Investors REIT              1,300                54
-  National Instruments Corp.                  2,100                63
-  National Medical Financial
     Services Corp.                            9,400                 2
-  National-Oilwell, Inc.                      7,100               243
-  National Patent
     Development Corp.                        11,040               153
   National Presto Industries, Inc.            2,200                87
-  National Processing, Inc.                   3,100                31
-  National Semiconductor Corp.               11,600               301
   National Service Industries, Inc.           2,800               139
-  National Steel Corp. Class B                3,200                37
-  National Western Life Insurance
     Co. Class A                                 200                20
   NationsBank Corp.                          50,868             3,093
   Nationwide Health Properties, Inc.          2,300                59
-  Navigators Group, Inc.                      2,000                38
-  Natural Wonders                             4,300                26
-  Nautica Enterprises Inc.                    2,500                59
-  Navistar International Corp.                4,000                99
-  Neiman Marcus Group Inc.                    3,300               100
   Thomas Nelson, Inc.                         4,750                55
-  Neoprobe Corp.                              6,300                38
-  Network Associates, Inc.                    4,689               247
-  NETCOM On-Line Communication
     Services, Inc.                            1,600                39
-  NetManage, Inc.                             3,800                11
-  Netscape Communications Corp.               3,740                91
-  Neurogen Corp.                                680                 9
   Nevada Power Co.                            2,300                61
   New Century Energies, Inc.                  6,670               320
   New England Electric System                 4,600               197
   New Jersey Resources Corp.                  2,000                80
-  New Mexico & Arizona Land Co.               2,521                37
   New Plan Realty Trust REIT                  3,500                89
   New York Bancorp Inc.                       2,933               116
   New York State Electric &
     Gas Corp.                                 3,700               131
   New York Times Co. Class A                  6,800               450
   Newell Co.                                 11,100               472
-  Newfield Exploration Co.                    2,200                51
   Newhall Land & Farming Co.                    800                24
   Newmont Gold Co.                           10,900               325
   Newmont Mining Corp.                       10,142               298
-  Newpark Resources, Inc.                     4,500                79
   Newport News Shipbuilding Inc.              2,040                52
   NewSouth Bancorp, Inc.                      1,400                41
-  NextLevel Systems, Inc.                    18,000               322
-  NEXTEL Communications, Inc.                19,979               517
-  NeXstar Pharmaceuticals Inc.                6,812                78
-  Niagara Mohawk Power Corp.                  8,700                91
   NICOR, Inc.                                 3,100               131

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
   NIKE, Inc. Class B                         20,400          $    801
-  Nine West Group, Inc.                       2,100                54
-  99 Cents Only Stores                        1,375                41
   Noble Affiliates, Inc.                      3,400               120
-  Noble Drilling Corp.                        8,700               266
-  Noodle Kidoodle Inc.                        5,000                18
-  Nord Resources Corp.                       15,700                28
   Nordson Corp.                               1,700                78
   Nordstrom, Inc.                             5,500               331
   Norfolk Southern Corp.                     26,500               817
   Norrell Corp.                               2,400                48
-  Nortek, Inc.                                2,500                66
-  North American Vaccine, Inc.                2,739                68
   North Fork Bancorp, Inc.                   10,204               342
   Northeast Utilities                         9,400               111
   Northern States Power Co.                   5,200               303
   Northern Trust Corp.                        7,900               553
   Northrop Grumman Corp.                      4,624               532
-  Northwest Airlines Corp. Class A            7,200               345
   Northwest Natural Gas Co.                   2,450                76
   Northwest Savings Bank                     11,600               167
   Norwest Corp.                              52,660             2,034
-  Nova Corp. (Georgia)                        1,700                43
-  Nu Horizons Electronics Corp.               6,300                40
-  NovaCare, Inc.                              7,100                93
-  Nu-Kote Holding, Inc. Class A               4,600                 3
-  Novavax, Inc.                               6,110                31
-  Novell, Inc.                               22,000               164
-  Novellus Systems, Inc.                      4,600               149
   Nucor Corp.                                 5,500               266
-  Nuevo Energy Co.                            1,700                69
-  Numerex Corp.                                 500                 3
-  nVIEW Corp.                                 3,300                 3
-  OAO Technology                                361                 3
   OEA, Inc.                                   1,300                38
   OGE Energy Corp.                            2,600               142
-  OHM Corp.                                   5,700                43
-  OIS Optical Imaging Systems, Inc.           6,100                 8
-  Oak Technology, Inc.                        2,900                19
-  Oakley, Inc.                                7,000                63
   Oakwood Homes Corp.                         4,100               136
-  Object Design, Inc.                         5,400                46
-  Objective Systems Integrators, Inc.         1,700                14
   Occidental Petroleum Corp.                 23,900               701
-  Ocean Energy, Inc.                          1,200                59
   Ocean Financial Corp.                       1,600                60
-  Oceaneering International, Inc.             2,810                56
-  Ocwen Financial Corp.                       3,400                86
-  Office Depot, Inc.                         10,625               254
-  OfficeMax, Inc.                             7,200               103
-  Offshore Logistics, Inc.                    4,000                86
   Ogden Corp.                                 3,200                90
   Ohio Casualty Corp.                         2,400               108
-  Old Dominion Freight Line, Inc.             4,000                58
   Old Kent Financial Corp.                    6,860               273
   Old National Bancorp                        1,575                77
   Old Republic International Corp.            6,150               229
   Olin Corp.                                  2,800               131
   Olsten Corp.                                3,950                59
   Omnicare, Inc.                              4,600               143
   Omnicom Group Inc.                         12,000               509
-  Omega Health Systems, Inc.                  5,700                43
   Omega Healthcare Investors,
     Inc. REIT                                 2,400                93
   Omega Financial Corp.                       1,700                58
-  Omnipoint Corp.                             3,200                75
-  On Assignment, Inc.                         2,400                63
-  ONCOR Inc.                                  8,369                39
   One Valley Bancorp of
     West Virginia Inc.                        7,100               275
   ONEOK, Inc.                                 1,700                69
-  ONSALE, Inc.                                4,000                72
-  Optical Cable Corp.                         2,600                21
   Optical Coating Laboratory, Inc.            1,600                22
-  Oracle Corp.                               70,587             1,573
   Orange & Rockland Utilities, Inc.           2,500               116
   Orange-Co, Inc.                             4,900                40
-  OraVax, Inc.                                2,600                 5
-  Oregon Metallurgical Corp.                  2,100                70
-  Organogenesis, Inc.                         7,421               196
   Oregon Steel Mills, Inc.                    1,600                34
   Orion Capital Corp.                         1,800                84
-  Ortel Corp.                                 2,900                46
-  Orthodontic Centers of
     America, Inc.                             2,700                45
-  Oryx Energy Co.                             7,400               189
   Oshkosh Truck Corp.                         2,900                52
-  Osicom Technologies, Inc.                   4,042                 9
   Otter Tail Power Co.                        2,098                80
-  Outback Steakhouse                          2,200                64
-  Outdoor Systems, Inc.                       5,200               200
   Overseas Shipholding Group Inc.             1,900                41
   Owens Corning                               2,800                96
-  Owens-Illinois, Inc.                       10,100               383
-  Oxford Health Plan                          4,700                73
-  Oxigene, Inc.                               1,000                18
   PCA International, Inc.                     1,400                29
   PECO Energy Corp.                          16,000               388
   PG&E Corp.                                 29,540               899
-  PHP Healthcare Corp.                        2,800                42
-  PICO Holdings Inc.                          7,014                45
-  PMC Sierra Inc.                             3,466               108
   The PMI Group Inc.                          2,200               159
-  PMT Services Inc                            1,900                27
   PNC Bank Corp.                             21,035             1,200
   PP&L Resources Inc.                        11,900               285
   PPG Industries, Inc.                       12,700               725
-  PRI Automation, Inc.                        4,400               127
   PXRE Corp.                                  2,000                66
   PACCAR, Inc.                                5,450               286
   Pacific Century Financial Corp.             4,500               111
-  Pacific Chemical Inc.                          70                 1
   Pacific Enterprises                         5,900               222
-  Pacificare Health Systems Inc.
     Class A                                     712                36
-  Pacificare Health Systems Inc.
     Class B                                   1,868                98
   PacifiCorp                                 21,400               584
-  Paging Network, Inc.                        5,900                64
   PaineWebber Group, Inc.                     9,900               342
-  Pairgain Technologies, Inc.                 4,800                93
   Pall Corp.                                  8,066               167

------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
------------------------------------------------------------------------
-  PanAmSat Corp.                              1,043         $      45
-  Papa John's International, Inc.             1,800                63
-  Paragon Health Network, Inc.                2,181                43
-  Parametric Technology Corp.                 8,800               416
-  Park-Ohio Industries, Inc.                  4,400                80
-  Parker Drilling Co.                         5,400                66
   Parker Hannifin Corp.                       8,100               372
-  ParkerVision, Inc.                          2,300                41
   Parkway Properties Inc.                     2,800                96
-  PathoGenesis Corp.                          1,800                67
   Patriot American Hospitality,
     Inc. REIT                                 4,400               127
   Paychex, Inc.                               7,612               387
-  Payless ShoeSource, Inc.                    2,080               140
-  Paymentech, Inc.                            3,000                44
-  PEC Israel Economic Corp.                   4,000                86
-  Pediatrix Medical Group, Inc.               1,600                68
-  Pegasystems Inc.                            1,700                34
-  The Penn Traffic Co.                        6,200                51
   Penn Virginia Corp.                         2,000                59
   Penncorp Financial Group Inc.               1,700                61
   J.C. Penney Co., Inc.                      17,605             1,062
   Pennsylvania Enterprises Inc.               1,966                50
   Pentair, Inc.                               3,700               133
   Pennzoil Co.                                2,700               180
   People's Bank of Bridgeport                 3,600               137
-  People's Choice TV Corp.                   16,400                30
   Peoples Energy Corp.                        2,100                83
   Peoples First                               3,935               155
   Peoples Heritage Financial
     Group Inc.                                2,600               120
-  PeopleSoft, Inc.                           16,000               622
   Pep Boys (Manny, Moe & Jack)                3,900                93
   PepsiCo, Inc.                             110,200             4,015
-  Perclose, Inc.                              1,200                23
-  Performance Food Group Co.                    450                11
   Perkin-Elmer Corp.                          2,800               199
-  Perrigo Co.                                 6,900                93
-  PerSeptive Biosystems, Inc.                   650                 8
-  Personnel Group of America, Inc.            2,800                92
-  Pete's Brewing Co.                          2,300                 9
-  Petrocorp, Inc.                             4,822                39
   Petroleum Heat & Power Co.                 10,100                23
-  PETsMART, Inc.                             10,848                78
   Pfizer, Inc.                               92,000             6,860
-  Pharmaceutical Markets                      6,100                62
-  Pharmaceutical Product
     Development, Inc.                         3,700                57
-  PharMerica, Inc.                            3,914                41
-  Pharmacopeia, Inc.                          3,300                53
   Phelps Dodge Corp.                          4,200               261
-  Philadelphia Consolidated
     Holding Corp.                             3,600                64
   Philip Morris Cos., Inc.                  174,500             7,907
-  Philip Services Corp.                       3,604                52
   Phillips Petroleum Co.                     18,600               904
   Phillips-Van Heusen Corp.                   1,200                17
-  Phoenix Network, Inc.                       4,400                 2
-  Photronics Labs Inc.                        3,000                73
-  PhyCor, Inc.                                3,250                88
-  Physician Reliance Network, Inc.            4,500                47
-  Physician Sales & Service, Inc.             2,900                63
-  Physio-Control International Corp.          2,400                38
-  PictureTel Corp.                            2,800                18
   Piedmont Natural Gas, Inc.                  1,800                65
   Pier 1 Imports Inc.                         9,307               211
-  Pilgrim America Cap Corp.                   2,400                48
   Pinnacle Bancorp Group Inc.                 2,600                75
-  Pinnacle Micro Inc.                         4,450                 1
   Pinnacle West Capital Corp.                 6,000               254
   Pioneer Group, Inc.                         2,700                75
   Pioneer Hi-Bred International, Inc.         4,625               496
   Pioneer Natural Resources Co.               4,800               139
   Pioneer Standard Electronics Inc.           7,200               111
   Piper Jaffray Cos., Inc.                    3,000               109
   Pitney Bowes, Inc.                         10,500               944
   Pittston Brink's Group                      2,500               101
   Pittston Burlington Group                   2,450                64
   Pittway Corp. Class A                       1,300                91
-  Pixar, Inc.                                 3,200                70
   Pizza Inn, Inc.                             9,200                53
-  Plains Resources                            3,017                52
-  Planet Hollywood International,
     Inc. Class A                              5,600                74
-  Planet Polymer Technology, Inc.             5,200                 8
-  Plantronics, Inc.                           2,600               104
-  Platinum Software Co.                       6,274                73
-  Platinum Technology, Inc.                   3,600               102
-  Playtex Products, Inc.                      6,900                71
   Plenum Publishing Corp.                     1,100                51
-  Pluma, Inc.                                   400                 3
   Poe & Brown, Inc.                           2,900               129
   Pogo Producing Co.                          4,600               136
   Polaris Industries, Inc.                    1,700                52
   Polaroid Corp.                              3,300               161
-  Policy Management Systems Corp.             2,900               202
-  Polo Ralph Lauren Corp.                     1,200                29
   Popular, Inc.                               4,900               242
   Post Properties, Inc. REIT                  1,300                53
   Potash Corp. of
     Saskatchewan, Inc.                          354                29
   Potlatch Corp.                              1,800                77
   Potomac Electric Power Co.                  8,300               214
   Poughkeepsie Financial Corp.                6,700                78
-  Powertel Inc.                               3,900                66
   Praxair, Inc.                              10,600               477
   Precision Castparts Corp.                   1,300                78
-  Precision Response Corp.                    2,000                21
   Premark International, Inc.                 3,300                96
   Premier Farnell PLC ADR                     1,645                22
   Premier Farnell PLC
     $1.35 Cvt. Pfd. ADR                       1,326                26
-  Premisys Communications, Inc.               1,500                39
   Prentiss Properties Trust REIT              2,400                67
-  Presstek, Inc                               1,400                36
   T. Rowe Price                               4,400               277
   Price REIT, Inc.                              700                29
-  Primadonna Resorts, Inc.                    2,200                37
   Prime Retail, Inc. REIT                     2,200                31
-  PRIMEDIA Inc.                               7,700                97
   Primex Technologies, Inc.                     280                10
-  Primark Corp.                               5,300               216

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
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                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
-  Prime Hospitality Corp.                     2,300         $      47
-  Pride International Inc.                    3,300                83
   Procter & Gamble Co.                       96,900             7,734
-  Proffitt's, Inc.                           11,600               330
-  Progress Software Corp.                     2,800                61
   Progressive Corp. of Ohio                   5,600               671
-  Project Software &
     Development, Inc.                         1,400                33
-  Promus Hotel Corp.                          4,636               195
   Protective Life Corp.                       1,800               108
-  Proteon Inc.                                2,600                 3
-  Provident American Corp.                    2,800                 7
   Provident Cos., Inc.                        9,680               374
   Provident Financial Group, Inc.             3,000               146
   Providian Financial Corp.                   6,100               276
-  Proxim, Inc.                                1,800                20
-  Proxymed Pharmacy, Inc.                     2,900                20
-  PSINet, Inc.                                2,000                10
   Public Service Co. of New Mexico            2,300                54
   Public Service Co. of
     North Carolina, Inc.                      1,600                37
   Public Service Enterprise
   Group, Inc.                                16,400               520
   Public Storage Properties XI
     Class A                                     100                 2
   Public Storage, Inc. REIT                   7,219               212
-  Pudgie's Chicken, Inc.                      7,100                 1
   Puerto Rican Cement Co., Inc.               2,900               146
   Puget Sound Energy Inc.                     6,180               187
   Pulitzer Publishing Co.                     1,333                84
   Pulte Corp.                                 1,600                67
-  QLogic Corp.                                1,473                44
   Quaker Chemical Corp.                       2,300                44
-  Quaker City Bancorp, Inc.                   1,000                22
   The Quaker Oats Co.                         9,700               512
-  QUALCOMM, Inc.                              4,900               248
-  Quality Food Centers Inc.                   1,600               107
-  Quality Systems, Inc.                       2,400                18
-  Qualix Group, Inc.                          9,100                27
-  Quantum Corp.                               8,400               169
-  Quest Diagnostics, Inc.                     1,762                30
   Questar Corp.                               2,000                89
   Quick & Reilly Group, Inc.                  5,001               215
-  QuickResponse Services, Inc.                1,100                40
-  Quiksilver, Inc.                            2,900                84
-  Quickturn Design Systems, Inc.              5,800                67
-  Quintel Entertainment, Inc.                   800                 4
-  Quintiles Transnational Corp.               5,200               200
-  Quorum Health Group, Inc.                   5,400               142
-  Qwest Communications
     International Inc.                        6,900               410
-  RCN Corp.                                   1,800                62
   RFS Hotel Investors, Inc. REIT              4,100                82
   R.L.I. Corp.                                2,625               131
   RJR Nabisco Holdings Corp.                 23,299               874
   RPM Inc. (Ohio)                             6,905               107
-  RWD Technologies, Inc.                      2,400                43
-  Racotek, Inc.                               7,000                10
-  RailTex, Inc.                               3,894                56
-  Rainbow Technologies, Inc.                  4,000               116
-  Rainforest Cafe, Inc.                       2,350                78
-  Rambus Inc.                                 1,400                64
-  Ralcorp Holdings, Inc.                      3,533                60
   Ralston-Ralston Purina Group                7,815               726
-  Ramtron International Corp.                 6,100                35
-  Raptor Systems, Inc.                        3,100                41
-  Rare Hospitality International Inc.         4,600                42
-  Raster Graphics, Inc.                       5,600                25
-  Rational Software Corp.                     4,663                54
   Raychem Corp.                               5,800               250
   Raymond James Financial, Inc.               1,400                56
   Rayonier Inc.                               1,800                77
   Raytheon Co. Class A                        6,845               338
   Raytheon Co. Class B                       16,700               843
-  Read Rite Corp.                             3,800                60
   Reader's Digest Assn., Inc. Class A         7,700               182
-  Reading & Bates Corp.                       5,100               214
   Realty Income Corp. REIT                    1,300                33
   Reckson Associates Realty
     Corp. REIT                                2,500                63
-  Recovery Engineering, Inc.                  4,600               111
-  Red Brick Systems, Inc.                     2,700                19
   Redwood Trust, Inc.                         1,200                25
-  Reebok International Ltd.                   3,413                98
-  Regal Cinemas, Inc.                         1,800                50
   Regis Corp.                                 4,140               105
   Regions Financial Corp.                     9,436               398
-  Regent Assisted Living, Inc.                1,500                 9
-  The Registry, Inc.                          1,600                74
   Reinsurance Group of America, Inc.          1,500                64
   Reliance Acceptance Group Inc.             13,500                 4
   Reliance Bancorp, Inc.                      2,000                74
   Reliance Group Holdings                     7,000                99
   Reliastar Financial Corp.                   6,538               269
-  Remedy Corp.                                2,400                51
-  Renal Treatment Centers, Inc.               1,000                36
-  Republic Industries, Inc.                  52,730             1,229
   Republic New York Corp.                     3,600               411
-  ReSound Corp.                               5,200                28
-  Retirement Care Associates, Inc.            8,268                70
-  Revlon, Inc. Class A                        1,300                46
-  Rexall Sundown, Inc.                        3,600               109
   Reynolds & Reynolds Class A                 5,300                98
   Reynolds Metals Co.                         4,800               288
   Richfood Holdings, Inc.                     8,850               250
   Riggs National Corp.                        1,900                51
-  Right Management Consultants                2,000                26
-  Rio Hotel and Casino, Inc.                  3,000                63
   Rite Aid Corp.                              8,675               509
   Roadway Express Inc.                        1,000                22
-  Robert Half International, Inc.             7,650               306
   Rochester Gas and Electric Corp.            1,900                65
-  Rochester Medical Corp.                     2,300                31
   Rockwell International Corp.               14,000               732
-  Rockshox, Inc.                              4,600                41
-  Rogers Corp.                                2,100                86
   Rohm & Haas Co.                             3,800               364
   Rohn Industries  Inc.                       9,000                46
   Rollins, Inc.                               3,600                73
   Rollins Truck Leasing                       6,750               121
-  Ronson Corp.                                2,400                 6
   Roper Industries Inc.                       6,472               183

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                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
   Ross Stores, Inc.                           3,000         $     109
-  Ross Technology, Inc.                      20,200                21
   Rouse Co.                                   4,300               141
-  Rowan Cos., Inc.                            6,100               186
-  Royal Appliance Manufacturing Co.           6,014                40
   Royal Caribbean Cruises, Ltd.               7,900               421
-  Royal Precision Inc.                        2,000                14
   Rubbermaid, Inc.                           10,500               263
-  Ruby Tuesday, Inc.                          2,875                74
   Ruddick Corp.                               4,300                75
   Russell Corp.                               2,200                58
-  Rutherford-Moran Oil Corp.                  1,700                31
-  Ryan's Family Steak Houses, Inc.            8,000                69
   Ryder System, Inc.                          5,300               174
   SBC Communications Inc.                    65,195             4,776
-  SCI Systems, Inc.                          13,100               571
-  SDL, Inc.                                   2,500                36
   SEI Corp.                                   2,400               101
   Semco Energy Inc.                           3,068                55
   SLM Holding Corp.                           4,100               570
-  SMC Corp.                                   1,200                10
-  SPS Technologies, Inc.                      1,648                72
-  SPS Transaction Services                    2,600                59
   SPX Corp.                                   1,000                69
-  S3, Inc.                                    2,800                14
   SAFECO Corp.                                9,600               467
-  Safeguard Scientifics, Inc.                 1,806                57
-  Safeskin Corp.                              1,900               108
   Safety-Kleen Corp.                          3,500                96
-  Safeway, Inc.                              17,205             1,088
-  Saga Communications, Inc.                   3,468                74
   St. Francis Capital Corp.                   1,200                61
   St. Joe Corp.                               2,600               235
   St. John Knits, Inc.                        1,700                68
-  St. Jude Medical, Inc.                      6,600               201
   St. Mary Land & Exploration Co.             2,372                82
   St. Paul Bancorp, Inc.                      5,536               145
   St. Paul Cos., Inc.                         5,200               427
-  Saks Holdings, Inc.                         3,700                77
   Salient 3 Communications Class A            2,500                30
-  Samsonite Corp.                             1,300                41
-  Sanchez Computer Associates, Inc.           2,181                64
-  SanDisk Corp.                               3,400                68
-  John B. Sanfilippo & Son, Inc.              5,600                42
-  Sanmina Corp.                               1,100                75
-  Santa Fe Energy Resources, Inc.             5,400                61
   Santa Monica Bank                           1,900                53
   Sara Lee Corp.                             33,500             1,886
-  Satcon Technology Corp.                     3,007                39
-  Sawtek Inc.                                 1,300                34
-  Saxton Inc.                                 6,000                42
   Sbarro, Inc.                                2,300                61
   SCANA Corp.                                 6,600               198
-  Scheid Vineyards, Inc. Class A              3,300                28
-  Henry Schein, Inc.                          2,835               100
-  R. P. Scherer Corp.                         1,400                85
-  Scherer Health                              3,200                11
   Schering-Plough Corp.                      53,100             3,299
   Schlumberger Ltd.                          34,900             2,809
   Schnitzer Steel Industries, Inc.
     Class A                                   2,000                56
-  Scholastic Corp.                              900                34
-  Schuff Steel Co.                              900                10
-  Schuler Homes Inc.                          2,200                14
   A. Schulman Inc.                            1,900                48
   Charles Schwab Corp.                       19,100               801
   Schweitzer-Mauduit
     International, Inc.                       1,850                69
-  Sciclone Pharmaceuticals                      800                 3
   Scientific-Atlanta, Inc.                    4,000                67
-  Scientific Games Holdings Corp.             3,200                65
-  Scios, Inc.                                 2,300                23
-  Scopus Technology, Inc.                     3,600                43
-  The Score Board, Inc.                      16,500                13
-  Scotts Co. 3,800                              115
     E.W. Scripps Co. Class A                  4,800               233
   Seacoast Banking Corp. of Florida
     Class A                                   3,200               124
-  Seagate Technology                         15,368               296
-  SEACOR SMIT Inc.                              800                48
-  Seagull Energy Corp.                        3,804                78
-  Sealed Air Corp.                            2,700               167
   Sears, Roebuck & Co.                       27,700             1,253
-  Seattle FilmWorks, Inc.                     3,375                38
   Security Capital Atlantic, Inc. REIT        2,588                55
   Security Capital Industrial
     Trust REIT                                7,252               180
-  Security Capital Group Inc.
     Warrants Exp. 9/18/1998                     774                 4
   Security Capital Pacific, Inc. REIT         5,600               136
-  Security Dynamics
     Technologies, Inc.                        2,400                86
-  Security First Network Bank                 5,447                40
   Sensormatic Electronics Corp.               3,500                58
-  Sepracor Inc.                               4,700               188
-  Sequa Corp. Class A                         1,456                95
-  Sequent Computer Systems, Inc.              4,100                82
-  SEQUUS Pharmaceuticals, Inc.                4,600                34
   Service Corp. International                18,200               672
-  Service Merchandise Co., Inc.              19,200                41
   Shared Medical Systems Corp.                1,437                95
   Shaw Industries, Inc.                       7,000                81
   Sherwin-Williams Co.                       12,500               347
-  Shiva Corp.                                 1,600                14
-  Shoe Carnival, Inc.                           650                 5
-  Shopko Stores, Inc.                         3,700                80
-  Shoney's Inc.                               8,295                26
-  Shorewood Packaging Corp.                   3,400                91
-  ShowBiz Pizza Time, Inc.                    3,700                86
   Showboat, Inc.                              3,600               106
-  Shuffle Master, Inc.                        5,133                36
   Shurgard Storage Centers, Inc.
     Class A REIT                              1,800                52
-  Siebel Systems, Inc.                        2,200                92
   Sierra Pacific Resources                    1,800                68
   Sigma-Aldrich Corp.                         7,300               289
-  Signal Technology Corp.                     4,147                21
   SIG Corp.                                   2,550                75
-  Silicon Gaming, Inc.                          600                 6
-  Silicon Graphics, Inc.                     11,604               144
-  Silicon Valley Bancshares                   2,000               112
-  Silicon Valley Research, Inc.               3,100                 2

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                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
   Simon DeBartolo Group, Inc. REIT            7,284         $     238
-  Simulation Sciences, Inc.                   3,000                49
-  SITEL Corp.                                 4,400                40
   Sizzlers Property Investors, Inc.           4,100                43
-  Sizzler International                      13,700                37
-  SMART Modular Technologies, Inc.            3,000                69
-  SmarTalk Teleservices, Inc.                 3,000                69
-  Smith Corona Corp.
     Warrants Exp. 2/28/1999                     620                 1
   A.O. Smith Corp.                            1,500                63
-  Smith International, Inc.                   2,400               147
-  Smithfield Foods, Inc.                      5,000               164
-  Snyder Communications, Inc.                 2,720                99
   Snap-On Inc.                                3,950               172
-  Software Spectrum, Inc.                     2,400                28
-  Sofamor Danek Group, Inc.                   1,100                72
-  Sola International, Inc.                    1,500                49
-  Solectron Corp.                             8,000               333
   Solutia, Inc.                               7,700               205
   Somerset Group, Inc.                        5,156               108
   Sonat, Inc.                                 5,300               242
   Sonoco Products                             6,700               232
   Sotheby's Holdings Class A                  3,300                61
   Southdown, Inc.                             2,700               159
   Southern Co.                               49,400             1,278
   Southern New England
     Telecommunications Corp.                  4,300               216
-  Southern Union Co.                          5,912               141
-  Southland Corp.                            22,300                47
   SouthTrust Corp.                            7,248               459
   Southwest Airlines Co.                     15,625               385
   Southwest Bancshares, Inc.                  2,776                83
   Southwest Gas Corp.                         3,600                67
   Southwestern Energy Co.                     3,000                39
   Sovereign Bancorp, Inc.                     5,910               123
   Sovran Self Storage, Inc. REIT              2,200                71
-  SpaceLabs Medical, Inc.                     2,500                47
-  Spacetec IMC Corp.                          4,200                13
   Spartan Motors, Inc.                        5,800                36
-  SpectraLink Corp.                          13,200                38
-  SpecTran Corp.                              4,200                41
-  Spectranetics Corp.                         2,900                 9
-  SpectRx, Inc.                               5,074                34
-  Speedfam International, Inc.                  700                19
-  Speedway Motorsports, Inc.                  2,600                65
-  Spelling Entertainment                      9,900                69
-  Spiegel, Inc. Class A                       8,500                42
   Spieker Properties, Inc. REIT               2,800               120
-  Splash Technology Holdings, Inc.            2,800                64
   Springs Industries Inc. Class A             1,200                62
   Sprint Corp.                               30,540             1,790
-  Spyglass, Inc.                              3,000                15
-  Stac, Inc.                                  2,670                12
-  Standard Commercial Tobacco Co.             4,363                72
-  Standard Microsystem                        4,300                37
   Standard Motor Products, Inc.               3,300                74
   Standard Products Co.                       3,700                95
   The Standard Register Co.                   1,100                38
   Stanhome, Inc.                              2,300                59
   The Stanley Works                           5,500               260
-  Staodynamics Inc.                           8,300                18
-  Staples, Inc.                              11,425               318
   Star Banc Corp.                             5,400               310
-  Starbucks Corp.                             4,800               184
   L. S. Starrett Co. Class A                  1,400                51
-  Starter Corp.                               8,200                25
   Starwood Lodging Trust REIT                 3,700               214
   State Street Corp.                         11,600               675
-  Station Casinos, Inc.                       5,900                60
-  Steel Dynamics, Inc.                        3,100                50
-  Stein Mart, Inc.                            1,500                40
   Stephan Co.                                 1,000                13
-  STERIS Corp.                                2,054               100
-  Sterling Commerce, Inc.                     5,607               216
-  Sterling Software, Inc.                     2,200                90
   Stewart & Stevenson Services, Inc.          3,000                77
   Stewart Enterprises, Inc. Class A           3,150               147
-  Stone Container Corp.                       5,700                59
-  Stone Energy Corp.                          2,300                77
   Storage USA, Inc. REIT                      2,000                80
   Storage Trust Realty REIT                   2,600                68
-  Storage Technology Corp.                    3,796               235
-  Strategia Corp.                             1,400                11
-  Strategic Distribution, Inc.                5,800                26
-  Strattec Strategy Corp.                     2,100                55
-  Stratus Computer, Inc.                      2,300                87
   Stride Rite Corp.                           6,600                79
-  Structural Dynamics
     Research Corp.                            2,100                48
   Stryker Corp.                              13,700               510
   Student Loan Corp.                          1,200                59
-  Submicron Systems Corp.                       700                 2
-  Suiza Foods Corp.                           1,200                71
   Sumitomo Bank of California                 2,700               142
-  Summit Care Corp.                           4,100                68
   Summit Bancorp.                            15,111               805
   Sun Co., Inc.                               4,337               182
-  Sun Microsystems, Inc.                     26,600             1,062
   SunAmerica Inc.                            12,750               545
-  Sun Healthcare Group, Inc.                  3,800                74
-  Sunburst Hospitality Corp                   1,066                11
   Sunbeam Corp.                               6,000               253
   Sundstrand Corp.                            3,600               181
-  SunGard Data Systems, Inc.                  5,400               167
-  Sunglass Hut International, Inc.            6,000                38
-  Sunrise Medical, Inc.                       4,800                74
   SunTrust Banks, Inc.                       14,200             1,014
-  SuperGen, Inc.                              3,400                52
   Superior Industries
     International, Inc.                       1,400                38
   Superior Surgical Manufacturing
     Co., Inc.                                 5,900                94
   SuperValu Inc.                              3,500               147
-  Supreme International Corp.                 3,150                40
   Susquehanna Bancshares, Inc.                1,950                75
-  Swift Energy Co.                              100                 2
-  Swift Transportation Co., Inc.              1,800                59
-  Sybase, Inc.                                3,840                51
-  Sybron International Corp.                  6,004               282
-  Sykes Enterprises, Inc.                     1,800                35
-  Sylvan Learning Systems, Inc.               1,850                73
-  Symantec Corp.                              3,000                66
   Symbol Technologies, Inc.                   1,950                74
-  Syms Corp.                                  4,500                53

                                       30
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
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                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
-  Synagro Technologies Inc.                   4,100         $      11
   Synalloy Corp.                              2,000                30
-  Syncor International Corp.                  2,300                38
-  Synopsys, Inc.                              4,946               177
-  Synetic, Inc.                               1,100                41
   Synovus Financial Corp.                    12,425               407
   Sysco Corp.                                11,500               524
-  TBC Corp.                                   7,800                75
   TCA Cable Television, Inc.                  2,500               116
   TCF Financial Corp.                         6,756               229
-  TCI Satellite Entertainment, Inc.
     Class A                                   3,804                26
-  TCI Music, Inc. Class A                     3,800                29
-  TCSI Corp.                                  4,800                38
   TECO Energy, Inc.                           8,800               248
-  Tessco Technologies, Inc.                     300                 6
   TIG Holdings, Inc.                          3,500               116
   TJX Cos., Inc.                             12,000               413
   TNP Enterprises, Inc.                       1,700                57
-  TRO Learning, Inc.                          3,600                19
   TRW, Inc.                                   7,900               422
-  TST Impreso, Inc.                           5,300                44
   Tab Products                                9,100               113
   Talbots Inc.                                1,800                33
   Tandy Corp.                                 6,800               262
   Tanger Factory Outlet Centers, Inc.         1,289                39
   Tappan Zee Financial, Inc.                    700                13
-  Tatham Offshore, Inc.                         630                 2
   Taubman Co. REIT                            6,900                90
-  Tech Data Corp.                             2,500                98
-  Tech-Sym Corp.                              1,998                51
-  Techne                                      7,600               138
-  Technical Chemicals and
     Products, Inc.                            4,200                48
-  Technology Solutions Co.                    9,000               238
   Tecumseh Products Co. Class A               2,200               108
   Tecumseh Products Co. Class B               1,000                49
-  Telco Systems, Inc.                         1,900                19
-  Tejas Gas Corp.                             1,175                72
-  Tekelec                                     5,400               165
   Tektronix, Inc.                             3,600               143
-  Tel-Save Holdings, Inc.                     3,600                71
-  Tele-Communications
     International, Inc. Series A              6,500               117
-  Tele-Communications, Inc.
     Class A                                  35,265               984
-  Tele-Communications TCI
     Ventures Group Series A                  15,477               439
   Teleflex Inc.                               2,074                78
   Telephone & Data Systems, Inc.              3,500               163
-  Teleport Communications
     Group Inc.                                1,000                55
-  TeleSpectrum Worldwide Inc.                 2,900                11
-  Tellabs, Inc.                              12,800               676
-  Telxon Corp.                                1,800                43
-  Telular Corp.                              15,500                38
-  Teletech Holdings Inc.                     11,400               130
   Temple-Inland Inc.                          4,100               214
-  Tenet Healthcare Corp.                     21,240               704
   Tenneco, Inc.                              12,000               474
-  Teradyne, Inc.                              5,500               176
   Terra Industries, Inc.                      4,900                64
   Texaco Inc.                                39,171             2,130
   Texas Industries, Inc.                      2,800               126
   Texas Instruments, Inc.                    27,000             1,215
   Texas Regional Bancshares, Inc.             2,100                65
   Texas Utilities Co.                        17,010               707
   Textron, Inc.                              11,200               700
-  Theragenics Corp.                           3,558               129
-  Thermo Electron Corp.                       9,862               439
-  Thermo Instrument Systems, Inc.             7,531               259
-  Thermedics Detection Inc.                   2,630                27
-  Thermo Cardiosystems Inc.                   3,200                86
-  Thermo Fibertek, Inc.                       5,550                68
   Thermo Remediation, Inc.                    2,700                17
-  Thermo TerraTech, Inc.                      4,100                33
-  Thermo VolTek                               5,250                28
-  ThermoLase Corp.                            2,200                23
-  Thermotrex Corp.                            2,000                44
-  Thermedics, Inc.                            4,300                70
   Thiokol Corp.                               1,100                89
   Thomas & Betts Corp.                        3,300               156
   Thornburg Mortgage Asset Corp.              3,600                59
-  3Com Corp.                                 25,725               898
-  3DO Co.                                     4,800                10
-  360 Communications Co.                      7,346               148
   Tidewater, Inc.                             3,400               187
   Tiffany & Co.                               2,100                76
   Timberline Software Corp.                   4,646                58
   Time Warner, Inc.                          39,900             2,474
   The Times Mirror Co. Class A                6,400               394
   The Times Mirror Co.                        2,876                73
   The Timken Co.                              4,500               155
   Titan International, Inc.                   3,000                60
-  Titanium Metals Corp.                       2,000                58
-  Todd Shipyards Corp.                        4,753                20
-  Todhunter International, Inc.               4,200                44
-  Toll Brothers, Inc.                         6,100               163
   Tootsie Roll Industries, Inc.               1,273                80
-  The Topps Co., Inc.                         9,400                21
   Torch Energy Royalty Trust                  6,800                43
   Torchmark Corp.                             8,800               370
   The Toro Co.                                2,600               111
   Tosco Corp.                                11,100               420
-  Total Containment                           2,100                 5
-  Total Renal Care Holdings, Inc.             3,000                83
   Total System Services, Inc.                 9,400               233
-  Tower Automotive, Inc.                      1,700                72
   Town & Country Trust REIT                   4,300                76
-  Toy Biz                                     2,600                20
-  Toys R Us, Inc.                            19,340               608
-  Tractor Supply Co.                          2,700                39
-  Trak Auto Corp.                             1,200                14
-  TransAct Technologies Inc.                  2,900                32
-  Trans World Gaming Corp.                    2,200                 1
-  Transaction Systems
     Architects, Inc.                          1,400                53
   Transamerica Corp.                          4,500               479
   Transatlantic Holdings, Inc.                1,800               129
   Transocean Offshore, Inc.                   7,200               347
   TransPro Inc.                               3,000                27
-  TransTexas Gas Corp.                        4,500                67
   Travelers Property Casualty Corp.           6,000               264
-  Transworld Healthcare Inc.                  1,574                11

                                       31
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
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                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
   Travelers Group Inc.                       82,418         $   4,440
   Tredegar Industries Inc.                    3,900               257
-  Tremont Corp.                               1,142                60
   Trenwick Group Inc.                         1,650                61
-  Triangle Pacific Corp.                      2,500                85
-  Trident Microsystems, Inc.                  1,800                16
-  Triad Guaranty, Inc.                        3,600               106
-  Triarc Cos., Inc. Class A                   2,000                55
-  Tricon Global Restaurants, Inc.             9,940               289
   Tribune Co.                                 8,700               542
-  Trigon Healthcare, Inc.                     3,000                78
   TriMas Corp.                                2,400                83
   Trinity Industries, Inc.                    3,050               136
-  TriQuint Semiconductor, Inc.                4,200                86
   TriTeal Corp.                               8,000                15
   True North Communications                   3,600                89
-  Trump Hotels & Casino
     Resorts, Inc.                             6,700                45
   Trustco Bank                                3,450                95
   Trustmark Corp.                             2,200               102
-  Tuboscope Inc.                              3,100                75
-  Tucson Electric Power Co.                   2,100                38
   Tupperware Corp.                            3,300                92
   20th Century Industries of CA               3,800                99
   Tyco International Ltd.                    24,808             1,118
-  Tyler Corp.                                12,500                69
   Tyson Foods, Inc.                          15,600               320
-  UAL Corp.                                   3,700               342
-  UCAR International, Inc.                    2,700               108
   UGI Corp. Holding Co.                       2,100                62
-  UICI                                        2,700                95
   UMB Financial Corp.                         1,323                72
   USX-Marathon Group                         20,100               678
   UST, Inc.                                  11,800               436
-  USA Waste Service                          15,307               601
-  U.S. Rentals, Inc.                          1,000                24
   U.S. Bancorp                               17,321             1,939
   UNUM Corp.                                  9,000               489
-  United States Can Co.                       4,291                72
   USF&G Corp.                                 7,200               159
-  USG Corp.                                   2,700               132
   USX Delhi Group                             4,800                98
   USX-U.S. Steel Group, Inc.                  6,200               194
-  Ultrafem, Inc.                              6,300                 6
   Ultramar Diamond Shamrock Corp.             5,937               189
   Unifi, Inc.                                 4,400               179
   UniFirst Corp.                              1,800                51
-  Unigene                                     7,000                18
   Unicom Corp.                               15,600               480
   Union Camp Corp.                            4,300               231
   Union Carbide Corp.                         8,200               352
   Union Electric Co.                          6,500               281
   Union Pacific Corp.                        17,873             1,116
   Union Pacific Resources
     Group, Inc.                              16,581               402
   Union Planters Corp.                        5,600               380
   Union Texas Petroleum
     Holdings, Inc.                            5,200               108
   UnionBanCal Corp.                           3,700               394
-  Uniphase Corp.                              2,000                82
-  Uniroyal Technology Corp.                   9,000                57
   Unisource Worldwide, Inc.                   7,750               110
-  Unisys Corp.                               11,500               160
-  Unit Corp.                                 16,900               163
   United Asset Management Corp.               4,900               120
   United Cos. Finance Corp.                   3,300                51
-  United Capital Corp.                        1,700                45
   United Dominion Industries Ltd.             4,100               104
   United Dominion Realty Trust REIT           5,500                77
   United Healthcare Corp.                    12,415               617
   United Illuminating Co.                     2,300               106
-  United International Holdings, Inc.
     Class A                                   5,400                61
-  United Leisure Corp.                        1,800                 1
-  United Meridian Corp.                       2,100                59
   United National Bancorp                     2,120                57
-  United Natural Foods, Inc.                  2,800                73
-  United Payors & United
     Providers, Inc.                           2,900                55
-  U.S. Bioscience                             5,050                46
-  U.S. Cellular Corp.                         4,900               152
-  U.S. Energy Corp.                           3,600                31
-  U.S. Filter Corp.                           5,700               171
-  US Airways Group, Inc.                      6,500               406
-  U.S. Home Corp.                             2,100                82
   U.S. Industries, Inc.                       4,650               140
-  U.S. Office Products Co.                    7,500               146
-  U.S. Satellite Broadcasting Co.,
     Inc. Class A                              5,200                41
   U.S. Surgical Corp.                         4,800               141
   U S WEST Communications
     Group                                    33,200             1,498
-  U S WEST Media Group                       43,700             1,262
   U.S. Trust Corp.                            2,098               133
   United Technologies Corp.                  16,700             1,216
   United Television, Inc.                     1,487               154
   United Wisconsin Services, Inc.               800                21
   Unitrin, Inc.                               2,400               156
-  Unitrode Corp.                              7,178               154
   Universal Corp.                             1,800                74
-  Universal Electronics, Inc.                 2,900                29
   Universal Foods Corp.                       1,500                63
-  Universal Health Services Class B           1,700                86
   Unocal Corp.                               17,400               675
-  UNOVA, Inc.                                 3,500                58
-  Uranium Resources, Inc.                     6,600                26
-  Urocor, Inc.                                4,000                25
-  UroQuest Medical Corp.                      8,800                23
   US Bancorp, Inc.                              700                52
-  USDATA Corp., Inc.                          2,497                12
   UtiliCorp United, Inc.                      3,200               124
   VF Corp.                                    8,200               377
-  VLSI Technology, Inc.                       3,000                71
-  Valassis Communications, Inc.               2,600                96
   Valhi, Inc.                                 6,900                65
-  Valence Technology                          1,000                 5
   Valero Energy Corp.                        13,500               424
   Valley National Bancorp                     2,325                91
   Valspar Corp.                               2,200                70
-  Value City Department Stores, Inc.          5,200                46
   Value Line, Inc.                            2,600               105
-  Vanguard Cellular Systems, Inc.
     Class A                                   4,300                55


                                       32
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
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                                                                MARKET
                                                                VALUE*
                                              SHARES             (000)
-----------------------------------------------------------------------
-  Vanstar Corp.                               2,400         $      27
-  Vantive Corp.                               1,500                38
-  Varco International, Inc.                   4,200                90
   Varian Associates, Inc.                     2,000               101
-  Vasomedical, Inc.                           8,900                16
   Vastar Resources, Inc.                      6,100               218
-  Vencor, Inc.                                4,000                98
-  Venture Stores, Inc.                        5,637                 5
-  Verilink Corp.                              1,700                10
-  Veritas Software Corp.                      2,200               112
-  Verity, Inc.                                2,900                14
-  Versant Object Technology Corp.             4,000                55
-  Vertex Industries, Inc.                     6,700                 4
-  Vertex Pharmaceuticals, Inc.                1,400                46
   Vesta Insurance Group, Inc.                   800                48
-  Veterinary Centers of America, Inc.         1,740                23
-  Viacom Inc. Class A                         1,040                43
-  Viacom Inc. Class B                        22,722               942
   Viad Corp.                                  7,000               135
-  VIASOFT, Inc.                               1,000                42
-  Vicor Corp.                                 2,500                68
-  Vicorp Restaurants, Inc.                    2,600                45
-  Video Lottery Technologies Inc.             4,800                56
-  Viisage Technology, Inc.                    4,500                26
-  Viking Office Products                      4,900               108
-  VideoServer, Inc.                           1,700                27
   Vintage Petroleum, Inc.                     2,200                42
   Virginia Beach Federal
     Financial Corp.                           2,700                50
-  Vishay Intertechnology, Inc.                4,520               107
-  VISIX Inc.                                  2,729                60
-  Vitalink Pharmacy Services, Inc.            1,366                33
-  Vitesse Semiconductor Corp.                 3,300               126
-  Vivus, Inc.                                 2,200                23
-  VMARK Software, Inc.                        3,602                28
-  Volt Information Sciences Inc.                600                32
   Vornado Realty Trust REIT                   3,000               141
   Vulcan Materials Co.                        2,100               214
   WD-40 Co.                                   3,600               105
-  WFS Financial, Inc.                         2,110                24
-  WHX Corp.                                   6,000                71
-  WHG Resorts & Casino Inc.                     600                13
   Wicor, Inc.                                 1,800                84
-  WMF Group Limited                             767                10
-  WMS Industries, Inc.                        2,400                51
   WPL Holdings, Inc.                          1,500                50
   WPS Resources Corp.                         2,579                87
-  WSFS Financial Corp.                        2,400                49
   Wabash National Corp.                       2,550                73
   Wachovia Corp.                             14,420             1,170
   Wackenhut Corp.                             2,008                47
-  Wackenhut Corrections Corp.                 2,400                65
   Wainwright Bank & Trust Co.                   200                 2
   Wal-Mart Stores, Inc.                     163,100             6,432
   Walbro Corp.                                2,400                32
   Walgreen Co.                               35,500             1,114
-  Walker Interactive Systems, Inc.            4,300                59
-  Wall Data Inc.                              3,404                47
   Wallace Computer Services, Inc.             2,900               113
-  Wang Laboratories, Inc.                     2,300                51
   The Warnaco Group, Inc. Class A             4,520               142
   Warner-Lambert Co.                         19,100             2,368
   Washington Federal Inc.                     5,097               160
   Washington Gas Light Corp.                  2,600                80
   Washington Mutual, Inc.                    19,920             1,271
   Washington Post Co. Class B                   700               341
   Washington REIT                             4,500                75
   Washington Water Power Co.                  2,800                68
   Waste Management Inc.                      31,864               876
-  Waters Corp.                                1,700                64
   Watkins-Johnson Co.                         1,600                42
-  Watson Pharmaceuticals, Inc.                6,200               201
   Wausau-Mosinee Paper Corp.                  5,126               104
   Waverly, Inc.                               3,382               160
-  Weatherford Enterra, Inc.                   3,025               132
-  Webco Industries, Inc.                      5,800                41
   Weingarten Realty Investors REIT            1,500                67
-  Weirton Steel                              20,600                55
   Weis Markets, Inc.                          2,400                84
-  Wellcare Management Group, Inc.             4,000                 8
   Wellman, Inc.                               1,700                33
-  Wellpoint Health Networks Inc.
     Class A                                   4,168               176
   Wells Fargo & Co.                           6,218             2,111
-  Wellsford Real Properties Inc. REIT           712                11
   Wendy's International, Inc.                 8,400               202
   Werner Enterprises, Inc.                    5,550               115
   Wesco Financial Corp.                         600               180
-  West TeleServices Corp.                     4,000                48
-  Western Atlas, Inc.                         3,500               259
-  Western Digital Corp.                       5,200                84
   Western Investment Real Estate
     Trust REIT                                7,000                96
   Western National Corp.                      3,900               116
   Western Resources, Inc.                     4,000               172
   Westfield America, Inc. REIT                4,700                80
   Westinghouse Air Brake Co.                  2,200                56
-  Westpoint Stevens, Inc.                     1,900                90
   Westvaco Corp.                              6,250               196
-  Westwood One, Inc.                          2,100                77
-  WetSeal, Inc. Class A                       3,300                98
   Weyerhaeuser Co.                           14,000               687
   Wheelabrator Technologies, Inc.             9,300               149
   Whirlpool Corp.                             4,400               242
-  White River                                   700                56
   Whitman Corp.                               7,100               185
   Whitney Holdings                            2,705               154
-  Whole Foods Market, Inc.                    3,100               159
   Willamette Industries, Inc.                 6,800               219
   Williams Cos., Inc.                        20,014               568
-  Clayton Williams Energy, Inc.               5,700                83
-  Williams Sonoma, Inc.                       2,692               113
   Wilmington Trust Corp.                      2,100               130
-  Wind River Systems                          2,400                95
   Windmere-Durable Holdings Inc.              2,700                61
   Winn-Dixie Stores, Inc.                    10,500               459
-  Winslow Furniture Co.                       6,700                98
-  Winter Sports Inc.                          3,625                57
-  Wireless One, Inc.                          2,200                 5
-  Wisconsin Central
     Transportation Corp.                      2,700                63
   Wisconsin Energy Corp.                      7,500               216

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
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                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                           SHARES             (000)
-----------------------------------------------------------------------
   Wiser Oil Co.                               3,100         $      44
   Witco Chemical Corp.                        4,000               163
   Wolohan Lumber Co.                          4,222                57
   Wolverine World Wide, Inc.                  5,250               119
-  Wonderware Corp.                            1,100                16
-  Woolworth Corp.                             9,700               198
-  World Acceptance Corp.                      5,500                30
-  World Color Press, Inc.                     2,000                53
-  WorldCom, Inc.                             65,035             1,969
   Worthington Foods                           3,066                43
   Worthington Industries, Inc.                6,850               113
   Wrigley, (Wm.) Jr. Co.                      8,400               668
-  Wyman-Gordon Corp.                          2,600                51
-  Wyndham Hotel Corp.                         1,600                65
-  Xiox Corp.                                  1,900                 9
-  Xilinx, Inc.                                4,500               158
   Xerox Corp.                                22,900             1,690
   XTRA Corp.                                  1,000                59
-  Xylan Corp.                                 4,100                62
-  Yahoo!, Inc.                                2,550               177
   York International Corp.                    2,300                91
-  York Research Corp.                         5,900                50
-  Young Broadcasting Inc.                     1,600                63
-  Zale Corp.                                  2,800                64
-  Zebra Technologies Class A                  2,700                81
-  Zenith Electronics Corp.                    5,000                27
   Zenith National Insurance Corp.             2,100                54
   Ziegler Cos., Inc.                          1,800                38
-  Zilog Inc.                                  3,500                67
   Zions Bancorp                               6,000               271
   Zurn Industries, Inc.                       1,900                60
-  Zoll Medical Corp.                          7,000                37
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $443,146)                                              723,868
-----------------------------------------------------------------------

                                                FACE
                                              AMOUNT
                                               (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (26.2%)
-----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (12.9%)
U.S. Treasury Bonds
   7.25%, 8/15/2022                       $      325               375
   8.00%, 11/15/2021                           7,845             9,785
   8.125%, 8/15/2019                          21,305            26,668
   8.125%, 5/15/2021                             160               202
   8.125%, 8/15/2021                           7,725             9,747
   8.50%, 2/15/2020                            2,705             3,517
   8.75%, 5/15/2017                            3,665             4,805
   8.75%, 5/15/2020                            1,275             1,698
   8.875%, 8/15/2017                           2,425             3,219
   8.875%, 2/15/2019                             750             1,004
   10.00%, 5/15/2010                             590               733
   10.375%, 11/15/2009                         5,515             6,896
   10.375%, 11/15/2012                         1,775             2,359
   13.875%, 5/15/2011                            200               304
   14.00%, 11/15/2011                          2,865             4,450
U.S. Treasury Notes
   5.75%, 10/31/2000                             275               275
   5.75%, 10/31/2002                             730               731
   5.875%, 11/15/2005                          5,350             5,378
   6.00%, 8/15/1999                            4,950             4,974
   6.25%, 5/31/2000                              150               152
   6.25%, 4/30/2001                              800               813
   6.25%, 1/31/2002                            5,350             5,448
   6.25%, 2/28/2002                              700               713
   6.25%, 2/15/2003                              800               818
   6.375%, 5/15/1999                           9,050             9,133
   6.50%, 4/30/1999                            4,400             4,448
   6.50%, 5/31/2002                            1,000             1,030
   6.625%, 3/31/2002                           2,150             2,220
   6.625%, 4/30/2002                          18,735            19,359
   6.75%, 6/30/1999                            3,700             3,758
   6.875%, 5/15/2006                           8,535             9,134
   7.00%, 4/15/1999                            2,900             2,948
   7.00%, 7/15/2006                            6,245             6,742
   7.25%, 5/15/2004                              595               642
   7.50%, 11/15/2001                             220               233
   7.75%, 1/31/2000                            4,300             4,473
   7.75%, 2/15/2001                              275               291
   7.875%, 11/15/1999                          1,000             1,039
   7.875%, 8/15/2001                             500               535
   8.00%, 8/15/1999                            1,000             1,035
   8.50%, 11/15/2000                             575               617
   9.125%, 5/15/1999                             550               575
                                                            -----------
                                                               163,276
                                                            -----------
AGENCY BONDS AND NOTES (0.5%)
Federal Home Loan Mortgage Corp.
   6.785%, 3/1/2006                              675               679
   7.09%, 6/1/2005                               400               406
Federal National Mortgage Assn.
   4.95%, 9/30/1998                            1,250             1,244
   5.35%, 8/12/1998                            1,250             1,248
   5.80%, 12/10/2003                           1,200             1,192
   6.25%, 8/12/2003                              850               845
   7.55%, 6/10/2004                              850               866
                                                            -----------
                                                                 6,480
                                                            -----------
MORTGAGE-BACKED SECURITIES (12.8%)
Federal Home Loan Mortgage Corp.
(3)5.50%, 9/1/1998-1/1/2009                      342               339
(3)6.00%, 12/1/1998-4/1/2026                   5,710             5,623
(3)6.50%, 1/1/1998-11/1/2027                  12,983            12,957
(3)7.00%, 1/1/1998-12/1/2027                  16,874            17,096
(3)7.50%, 3/1/2000-12/1/2027                  16,289            16,717
(3)8.00%, 11/1/2001-11/1/2027                  8,401             8,709
(3)8.50%, 11/1/2007-8/1/2027                   3,215             3,359
(3)9.00%, 1/1/2005-10/1/2026                     914               976
(3)9.50%, 8/1/2003-4/1/2025                      822               888
(3)10.00%, 3/1/2017-4/1/2025                     279               307
Federal National Mortgage Assn.
(3)5.50%, 1/1/2001-11/1/2008                     131               127
(3)6.00%, 8/1/2000-2/1/2026                    2,679             2,641
(3)6.50%, 3/1/2000-11/1/2027                   8,843             8,810
(3)7.00%, 5/1/2000-12/1/2027                  15,962            16,142
(3)7.50%, 8/1/1999-8/1/2027                   10,078            10,342
(3)8.00%, 5/1/1999-9/1/2027                    6,119             6,352
(3)8.50%, 6/1/2006-7/1/2027                    2,634             2,759
(3)9.00%, 9/1/2004-8/1/2026                    1,459             1,556
(3)9.50%, 4/1/2005-2/1/2025                      595               641
(3)10.00%, 7/1/2005-8/1/2021                     146               160
(3)10.50%, 8/1/2020                               35                39
Government National Mortgage Assn.
(3)6.00%, 3/15/2009-5/15/2026                    711               695
(3)6.50%, 9/15/2008-5/15/2026                  3,809             3,787

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
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                                                FACE            MARKET
                                              AMOUNT            VALUE*
                                               (000)             (000)
-----------------------------------------------------------------------
(3)7.00%, 5/15/2008-12/15/2027            $    9,720         $   9,834
(3)7.50%, 5/15/2008-11/15/2027                11,000            11,297
(3)8.00%, 4/15/2002-7/15/2027                  9,300             9,673
(3)8.50%, 7/15/2001-9/15/2027                  3,291             3,471
(3)9.00%, 2/15/2004-6/15/2027                  3,672             3,952
(3)9.50%, 9/15/2018-12/15/2025                   902               980
(3)10.00%, 10/15/2017-2/15/2026                  508               562
(3)10.50%, 9/15/2015-9/15/2019                   102               115
(3)11.00%, 7/15/2013-12/15/2015                   61                69
(3)12.00%, 2/15/2014                              38                44
                                                            -----------
                                                               161,019
                                                            -----------
-----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $320,233)                                               330,775
-----------------------------------------------------------------------
CORPORATE BONDS (11.9%)
-----------------------------------------------------------------------
ASSET-BACKED (1.3%)
California Infrastructure & Econ. Dev.
  Bank SP Trust PG&E
(3)6.16%, 6/25/2003                              625               626
(3)6.42%, 9/25/2008                              900               908
Discover Card Master Trust
(3)5.40%, 11/16/2001                           3,000             2,987
First Chicago Master Trust
(3)6.25%, 8/15/1999                              142               141
First Deposit Master Trust
(3)5.75%, 6/15/2001                            2,500             2,501
(3)6.05%, 8/15/2002                            2,500             2,504
MBNA Master Credit Card Trust
(3)6.20%, 8/15/1999                              142               141
Sears Credit Card Master Trust
(3)7.25%, 7/16/2001                               83                83
(3)8.10%, 6/15/2004                            2,500             2,605
Standard Credit Card Master Trust
(3)5.90%, 2/7/2001                             1,000             1,001
(3)6.80%, 4/7/2001                               500               506
(3)7.875%, 1/7/2000                            2,500             2,538
                                                            -----------
                                                                16,541
                                                            -----------
FINANCE (5.3%)
American Express Credit Corp.
   8.50%, 6/15/1999                              175               181
American General Finance Corp.
   5.875%, 7/1/2000                              450               447
   8.00%, 2/15/2000                            1,000             1,035
Associates Corp.
   6.25%, 3/15/1999                              500               502
   6.375%, 8/15/2000                           3,000             3,018
   6.50%, 10/15/2002                           1,125             1,136
   7.50%, 4/15/2002                              350               366
Avalon Properties Inc.
   6.875%, 12/15/2007                          1,100             1,102
Bank of New York Capital I
   7.97%, 12/31/2026                           1,000             1,064
BankAmerica Capital II
   8.00%, 12/15/2026                           1,000             1,074
BankAmerica Corp.
   7.50%, 10/15/2002                             200               210
   10.00%, 2/1/2003                              200               232
Bear Stearns Co., Inc.
   6.625%, 1/15/2004                             300               301
BT Capital Trust B
   7.90%, 1/15/2027                              500               522
CIT Group Holdings
   6.625%, 6/15/2005                             350               353
Camden Property Trust
   7.00%, 11/15/2006                             750               760
Chase Capital I
   7.67%, 12/1/2026                            1,100             1,138
Chrysler Finance Corp.
   5.375%, 10/15/1998                            500               498
   5.625%, 1/15/1999                           1,425             1,421
   6.375%, 1/28/2000                           1,000             1,004
CitiCorp Capital II
   8.015%, 2/15/2027                           1,050             1,127
CoreStates Capital Corp.
   6.625%, 3/15/2005                             700               706
Countrywide Funding MTN
   7.31%, 8/28/2000                              400               411
Dean Witter Discover & Co.
   6.25%, 3/15/2000                            2,000             2,004
Equity Residental Properties
   6.55%, 11/15/2001                           1,350             1,353
First Chicago Corp.
   11.25%, 2/20/2001                             400               457
First Union Corp.
   8.125%, 6/24/2002                             500               535
Fleet Capital Trust II
   7.92%, 12/11/2026                             500               526
Fleet Financial Group, Inc.
   6.875%, 3/1/2003                              400               408
   7.125%, 4/15/2006                             500               518
Ford Capital BV
   9.00%, 8/15/1998                              600               611
   9.50%, 6/1/2010                               100               124
Ford Motor Credit Co.
   6.85%, 8/15/2000                            4,000             4,069
   8.20%, 2/15/2002                              600               642
General Motors Acceptance Corp.
   7.00%, 3/1/2000                             1,700             1,730
   7.125%, 6/1/1999                              500               508
   9.625%, 12/15/2001                            600               670
Great Western Finance
   6.375%, 7/1/2000                            1,000             1,004
Health & Retirement Property Trust
   6.75%, 12/18/2002                           1,750             1,746
Household Finance Corp.
   7.65%, 5/15/2007                              350               377
JDN Realty Corp.
   6.80%, 8/1/2004                               840               842
Lehman Brothers Holdings
   6.90%, 1/29/2001                            2,200             2,234
   7.20%, 8/15/2009                              875               896
Mellon Capital II
   7.995%, 1/15/2027                           1,000             1,070
Mellon Financial Corp.
   6.30%, 6/1/2000                               750               754
   7.625%, 11/15/1999                            350               360
Merrill Lynch & Co., Inc.
   6.38%, 7/18/2000                              500               504
   6.50%, 4/1/2001                             2,000             2,018
   8.30%, 11/1/2002                              125               135
NCNB Corp.
   9.50%, 6/1/2004                               275               320

-----------------------------------------------------------------------
                                                FACE            MARKET
                                              AMOUNT            VALUE*
BALANCED INDEX FUND                            (000)             (000)
-----------------------------------------------------------------------
NationsBank Corp.
   6.50%, 3/15/2006                       $      300       $       300
   7.00%, 9/15/2001                            1,500             1,542
NationsBank Texas
   6.75%, 8/15/2000                            1,200             1,219
Orion Capital Corp.
   7.25%, 7/15/2005                            1,000             1,031
PaineWebber Group, Inc.
   7.00%, 3/1/2000                               750               761
Republic New York Corp.
   7.75%, 5/15/2002                              500               529
   7.75%, 5/15/2009                              300               329
Salomon, Inc.
   6.50%, 3/1/2000                               650               654
   6.65%, 7/15/2001                            1,200             1,214
   6.70%, 12/1/1998                            1,500             1,510
Salomon Smith Barney Holdings Inc.
   5.875%, 2/1/2001                              700               692
   6.875%, 6/15/2005                             200               204
   7.98%, 3/1/2000                             1,300             1,347
Sears Roebuck & Co. Acceptance Corp.
   6.125%, 1/15/2006                             350               343
   6.50%, 6/15/2000                            1,400             1,411
   6.75%, 9/15/2005                              400               408
Security Capital Pacific Trust
   8.05%, 4/1/2017                               350               389
Simon DeBartolo Group, Inc.
   6.75%, 7/15/2004                              750               750
Summit Properties Inc.
   6.95%, 8/15/2004                            1,800             1,818
SunTrust Banks, Inc.
   7.375%, 7/1/2006                              600               635
Storage USA
   7.50%, 12/1/2027                              400               406
Texaco Capital Corp.
   7.50%, 3/1/2043                               150               160
   8.875%, 9/1/2021                              100               127
Travelers/Aetna Property Casualty Corp.
   7.75%, 4/15/2026                              450               493
USF&G Corp.
   8.375%, 6/15/2001                           1,000             1,062
United Dominion Realty Trust, Inc.
   7.25%, 1/15/2007                              700               726
U S WEST Financial MTN
   8.85%, 9/20/1999                              500               523
Wells Fargo & Co.
   6.875%, 4/1/2006                              600               614
Wells Fargo Capital I
   7.96%, 12/15/2026                             600               636
                                                            -----------
                                                                66,856
                                                            -----------
INDUSTRIAL (4.4%)
American Stores Co.
   8.00%, 6/1/2026                               800               906
Anheuser-Busch Cos., Inc.
   7.10%, 6/15/2007                            1,100             1,136
   7.125%, 7/1/2017                              400               412
   7.375%, 7/1/2023                              125               128
   8.625%, 12/1/2016                              43                44
Applied Materials, Inc.
   8.00%, 9/1/2004                               125               135
Archer-Daniels-Midland Co.
   8.875%, 4/15/2011                             295               361
Auburn Hills
   12.00%, 5/1/2020                              175               280
C.R. Bard, Inc.
   6.70%, 12/1/2026                            1,100             1,104
Black & Decker Corp.
   6.625%, 11/15/2000                          1,000             1,009
   7.50%, 4/1/2003                             1,700             1,781
Bowater, Inc.
   9.375%, 12/15/2021                            500               628
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/2005                            150               149
   6.875%, 2/15/2016                             500               504
   7.00%, 12/15/2025                             100               102
   7.25%, 8/1/2097                               300               309
CSX Corp.
   8.625%, 5/15/2022                             100               119
Caterpillar Co.
   7.375%, 3/1/2097                              750               788
Chrysler Corp.
   7.45%, 2/1/2097                               300               319
Comcast Cablevision
   8.875%, 5/1/2017                              850             1,010
Conrail Corp.
   9.75%, 6/15/2020                              120               158
Cyprus Minerals
   6.625%, 10/15/2005                            600               597
Deere & Co.
   8.50%, 1/9/2022                               100               121
Delta Airlines, Inc.
   (Equipment Trust Certificates)
(3)8.54%, 1/2/2007                               398               436
The Walt Disney Co.
   7.55%, 7/15/2093                              850               937
Eastman Chemical Co.
   6.375%, 1/15/2004                             300               300
   7.25%, 1/15/2024                              450               467
Federated Department Stores, Inc.
   7.45%, 7/15/2017                              975             1,016
Fortune Brands
   7.875%, 1/15/2023                             100               112
Gannett Co.
   5.85%, 5/1/2000                             1,000               995
General Motors Corp.
   9.625%, 12/1/2000                           2,950             3,218
W.R. Grace & Co.
   7.40%, 2/1/2000                             1,350             1,385
   8.00%, 8/15/2004                              550               595
International Business Machines Corp.
   7.125%, 12/1/2096                           1,125             1,157
International Paper Co.
   7.875%, 8/1/2006                              100               108
Kroger Co.
   8.15%, 7/15/2006                              500               548
Lockheed Martin Corp.
   6.85%, 5/15/2001                            1,500             1,530
   7.70%, 6/15/2008                            1,300             1,420
May Department Stores Co.
   9.75%, 2/15/2021                              120               152
McDonald's Corp.
   6.75%, 2/15/2003                              300               304

-----------------------------------------------------------------------
                                                FACE            MARKET
                                              AMOUNT            VALUE*
                                               (000)             (000)
-----------------------------------------------------------------------
MedPartners Inc.
   7.375%, 10/1/2006                      $      300       $       296
Mobil Corp.
   7.625%, 2/23/2033                             175               183
Mobil Corp. ESOP
(3)9.17%, 2/29/2000                              536               556
News America Holdings Inc.
   7.50%, 3/1/2000                             1,000             1,023
   8.50%, 2/15/2005                              700               767
   9.125%, 10/15/1999                          3,500             3,665
Noranda, Inc.
   7.50%, 7/15/2003                              500               522
Norfolk Southern Corp.
   6.875%, 5/1/2001                            2,250             2,292
   7.70%, 5/15/2017                              100               110
   7.80%, 5/15/2027                              300               337
   7.90%, 5/15/2097                              100               114
Northrop Grumman Corp.
   7.00%, 3/1/2006                               500               514
   9.375%, 10/15/2024                            650               768
Occidental Petroleum Corp.
   8.50%, 11/9/2001                            1,200             1,289
   8.50%, 9/15/2004                              500               517
J.C. Penney & Co., Inc.
   6.875%, 6/15/1999                             750               759
   7.125%, 11/15/2023                            100               103
   9.05%, 3/1/2001                               300               324
Philip Morris Cos., Inc.
   7.00%, 7/15/2005                              500               511
   8.25%, 10/15/2003                             200               216
Phillips Petroleum Co.
   9.00%, 6/1/2001                             1,000             1,087
Praxair, Inc.
   6.25%, 6/30/2000                            1,250             1,250
   6.70%, 4/15/2001                            1,100             1,114
   6.75%, 3/1/2003                             1,000             1,017
   6.90%, 11/1/2006                              350               360
Quaker State Corp.
   6.625%, 10/15/2005                            600               603
Safeway Inc.
   6.85%, 9/15/2004                            1,500             1,528
Seagate Technology, Inc.
   7.45%, 3/1/2037                               675               675
Tenneco, Inc.
   10.075%, 2/1/2001                             850               940
Texas Instruments Inc.
   6.125%, 2/1/2006                              600               589
Tosco Corp.
   7.00%, 7/15/2000                            3,000             3,051
Union Carbide Corp.
   6.75%, 4/1/2003                               500               506
   7.75%, 10/1/2096                              375               408
   7.875%, 4/1/2023                              200               219
Union Oil of California
   6.375%, 2/1/2004                              150               150
   9.125%, 2/15/2006                             160               187
Union Pacific Corp.
   8.625%, 5/15/2022                             225               255
Whirlpool Corp.
   9.00%, 3/1/2003                               200               223
                                                            -----------
                                                                55,808
                                                            -----------
UTILITIES (0.9%)
AT&T Corp.
   8.35%, 1/15/2025                              210               230
Alabama Power Co.
   8.75%, 12/1/2021                              168               170
Arizona Public Service Co.
   7.25%, 8/1/2023                               400               401
Baltimore Gas & Electric Co.
   8.375%, 8/15/2001                             800               854
Carolina Power & Light Co.
   6.875%, 8/15/2023                             275               270
Coastal Corp.
   7.75%, 10/15/2035                             750               816
Consolidated Edison Co. of
   New York, Inc.

   6.625%, 2/1/2002                            1,000             1,017
Enron Corp.
   7.125%, 5/15/2007                             300               310
   9.65%, 5/15/2001                              400               440
Houston Lighting & Power Co.

   8.75%, 3/1/2022                               150               167
Illinois Power Co.
   7.50%, 7/15/2025                              500               496
MCI Communications Corp.
   7.50%, 8/20/2004                              450               473
   7.75%, 3/23/2025                              350               359
Michigan Bell Telephone Co.
   7.50%, 2/15/2023                              175               182
New England Telephone &
   Telegraph Co.
   9.00%, 8/1/2031                             1,000             1,111
New York Telephone Co.
   7.00%, 8/15/2025                              200               199
Northern Telecom Ltd.
   6.875%, 9/1/2023                              500               504
Pacific Bell Telephone Co.
   7.25%, 7/1/2002                               275               286
Southwestern Bell Telephone Co.
   7.25%, 7/15/2025                              400               408
   7.625%, 10/1/2013                             175               178
   7.625%, 3/1/2023                              725               767
Texas Utilities Co.
   7.875%, 3/1/2023                              225               236
   8.125%, 2/1/2002                              400               426
Union Electric Power Co.
   7.65%, 7/15/2003                              250               267
Virginia Electric & Power Co.
   6.625%, 4/1/2003                              250               253
                                                            -----------
                                                                10,820
                                                            -----------
-----------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $147,376)                                              150,025
-----------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
  (U.S. DOLLAR DENOMINATED)(1.4%)
-----------------------------------------------------------------------
Asian Development Bank
   9.125%, 6/1/2000                              500               535
Bank of Nova Scotia
   6.875%, 5/1/2003                              250               255
British Columbia Hydro
   12.50%, 9/1/2013                              500               539

-----------------------------------------------------------------------
                                                FACE            MARKET
                                              AMOUNT            VALUE*
BALANCED INDEX FUND                            (000)             (000)
-----------------------------------------------------------------------
Province of British Columbia
   7.00%, 1/15/2003                       $      230       $       239
Canadian Imperial Bank of Commerce
   (NY Branch)
   6.20%, 8/1/2000                             4,400             4,411
Finland Global Bond
   7.875%, 7/28/2004                             850               930
Grand Metropolitan Investment Corp.
   9.00%, 8/15/2011                              250               306
Hanson Overseas
   7.375%, 1/15/2003                             600               625
Inter-American Development Bank
   8.50%, 3/15/2011                              175               210
KFW International Finance, Inc.
   7.20%, 3/15/2014                              300               325
   7.625%, 2/15/2004                             400               430
   8.85%, 6/15/1999                              550               573
Province of Manitoba
   7.75%, 2/1/2002                               825               870
   8.75%, 5/15/2001                              300               324
   9.50%, 10/1/2000                              160               174
   9.625%, 12/1/2018                             400               544
National Westminster Bancorp Inc.
   9.375%, 11/15/2003                            500               573
Province of New Brunswick
   8.75%, 5/1/2022                               400               509
New Zealand Government
   8.75%, 12/15/2006                             200               235
Province of Newfoundland
   7.32%, 10/13/2023                             600               641
Noranda, Inc.
   8.625%, 7/15/2002                             550               596
Province of Ontario
   7.375%, 1/27/2003                             175               185
   7.75%, 6/4/2002                               275               293
Republic of Portugal
   5.75%, 10/8/2003                            1,000               986
Province of Saskatchewan
   8.00%, 7/15/2004                            1,600             1,750
-----------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $16,670)                                                17,058
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
-----------------------------------------------------------------------
U.S. TREASURY BILLS
(2)4.90%, 1/8/1998                               200               200
(2)5.02%, 1/22/1998                            1,500             1,496
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                            40,658            40,658
   6.50%, 1/2/1998--Note E                     3,204             3,204
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $45,558)                                                45,558
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (COST $972,983)                                            1,267,284
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
-----------------------------------------------------------------------
Other Assets--Note B                                       $    23,397
Liabilities--Note E                                            (30,295)
                                                            -----------
                                                                (6,898)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 77,356,898 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                        $1,260,386
=======================================================================

NET ASSET VALUE PER SHARE                                       $16.29
=======================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The combined market value of common stocks and S&P 500 Index futures contracts, S&P Midcap 400 Index futures contracts, and Russell 2000 Index futures contracts represents 60.1% of net assets.

(2)Securities with an aggregate value of $1,696,000 have been segregated as initial margin for open futures contracts.

(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

ARS--American Registered Share.

MTN--Medium-Term Note.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
 AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
 Paid in Capital--Note A                           $  964,013            $12.46
 Overdistributed Net Investment
  Income--Notes A & C                                    (754)             (.01)
 Accumulated Net Realized Gains--
  Note C                                                2,683               .04
 Unrealized Appreciation--Note D
  Investment Securities                               294,301              3.80
  Futures Contracts                                       143                --
--------------------------------------------------------------------------------
 NET ASSETS                                        $1,260,386            $16.29
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                                     BALANCED INDEX FUND
                                                            YEAR ENDED DECEMBER 31, 1997
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                   $  9,415
   Interest                                                                      29,258
                                                                               ---------
      Total Income                                                               38,673
                                                                               ---------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                   80
      Management and Administrative                                               1,451
      Marketing and Distribution                                                    264
   Taxes (other than income taxes)                                                   76
   Custodian Fees                                                                   105
   Auditing Fees                                                                      8
   Shareholders' Reports                                                             64
   Annual Meeting and Proxy Costs                                                     9
   Directors' Fees and Expenses                                                       2
                                                                               ---------
      Total Expenses                                                              2,059
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            36,614
----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                     3,241
   Futures Contracts                                                              6,709
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                 9,950
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                        157,874
   Futures Contracts                                                               (150)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                157,724
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $204,288
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------
                                                                  BALANCED INDEX FUND
                                                               YEAR ENDED DECEMBER 31,
                                                            ----------------------------
                                                                     1997           1996
                                                                    (000)          (000)
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $   36,614      $ 24,683
   Realized Net Gain                                                9,950        18,388
   Change in Unrealized Appreciation (Depreciation)               157,724        46,006
                                                            ----------------------------
      Net Increase in Net Assets Resulting from Operations        204,288        89,077
                                                            ----------------------------
DISTRIBUTIONS
   Net Investment Income                                          (37,368)      (26,003)
   Realized Capital Gain                                          (10,005)       (6,552)
                                                            ----------------------------
      Total Distributions                                         (47,373)      (32,555)
                                                            ----------------------------
NET EQUALIZATION CREDITS--Note A                                       --         1,844
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                         382,845       335,694
   Issued in Lieu of Cash Distributions                            44,288        30,251
   Redeemed                                                      (149,905)     (188,183)
                                                            ----------------------------
      Net Increase from Capital Share Transactions                277,228       177,762
----------------------------------------------------------------------------------------
   Total Increase                                                 434,143       236,128
----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                              826,243       590,115
                                                            ----------------------------
   End of Year                                                 $1,260,386      $826,243
========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                          25,083        25,404
   Issued in Lieu of Cash Distributions                             2,876         2,219
   Redeemed                                                        (9,969)      (14,458)
                                                            ----------------------------
      Net Increase in Shares Outstanding                           17,990        13,165
========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------
                                                                          BALANCED INDEX FUND
                                                                        YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1997      1996     1995      1994      1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $13.92    $12.77   $10.34    $10.91   $10.31
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .520       .50      .45       .41      .39
   Net Realized and Unrealized Gain (Loss) on Investments     2.525      1.26     2.48      (.58)     .63
                                                            ----------------------------------------------
      Total from Investment Operations                        3.045      1.76     2.93      (.17)    1.02
                                                            ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.530)     (.49)    (.45)     (.40)    (.39)
   Distributions from Realized Capital Gains                  (.145)     (.12)    (.05)       --     (.03)
                                                            ----------------------------------------------
      Total Distributions                                     (.675)     (.61)    (.50)     (.40)    (.42)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $16.29    $13.92   $12.77    $10.34   $10.91
==========================================================================================================

TOTAL RETURN*                                                22.24%    13.95%   28.64%    -1.56%   10.00%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                        $1,260      $826     $590      $403     $367
   Ratio of Total Expenses to Average Net Assets              0.20%     0.20%    0.20%     0.20%    0.20%
   Ratio of Net Investment Income to Average Net Assets       3.56%     3.69%    3.85%     3.86%    3.53%
   Portfolio Turnover Rate                                      18%     37%**      16%       16%      25%
   Average Commission Rate Paid                              $.0210    $.0226      N/A       N/A      N/A
----------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the annual account maintenance fee of $10.

**Fund turnover rate excluding in-kind redemptions was 30%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; securities not traded on the valuation date and securities not listed on an exchange are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. EQUALIZATION: Prior to January 1997, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of January 1, 1997, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $4,621,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FUTURES: The Fund uses S&P 500 Index futures contracts, S&P Midcap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. During the year ended December 31, 1997, the Fund purchased $191,238,000 of investment securities and sold $34,396,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $271,105,000 and $146,155,000, respectively.

     Gains of $3,532,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

D. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $294,301,000, consisting of unrealized gains of $315,170,000 on securities that had risen in value since their purchase and $20,869,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 1997, the aggregate settlement value of open futures contracts expiring in March 1998, and the related unrealized appreciation (depreciation) were:

         -----------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                                     AGGREGATE      UNREALIZED
                                     NUMBER OF      SETTLEMENT     APPRECIATION
         FUTURES CONTRACTS        LONG CONTRACTS       VALUE      (DEPRECIATION)
         -----------------------------------------------------------------------
         S&P 500 Index                 97            $23,743         $  (69)
         S&P Midcap 400 Index          44              7,373            123
         Russell 2000 Index            13              2,869             89
         -----------------------------------------------------------------------

E. The market value of securities on loan to brokers/dealers at December 31, 1997, was $7,922,000, for which the Fund had received as collateral cash of $3,204,000 and U.S. Treasury securities with a market value of $5,818,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard Balanced Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Balanced Index Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

   SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD BALANCED INDEX FUND

   This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $5,757,000 as capital gain dividends (from net long-term capital gains), of which $4,726,000 was distributed to shareholders in December 1997 and $1,031,000 will be distributed in March 1998. Of the $5,757,000 capital gain dividends, the Fund designates $4,432,000 as a 20% rate gain distribution.

       For corporate shareholders, 23.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

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      Portfolio
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   (CA, NJ, NY, OH, PA)


Q020-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

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1-800-662-2739

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online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.